Exhibit 99.1

Execution Version

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER,

and

JPMorgan Chase Bank, National Association,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of July 28, 2015

$898,623,403

Fixed Rate Mortgage Loans

Series 2015-C30

This Mortgage Loan Purchase Agreement (this “Agreement”), dated as of July 28, 2015, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the “Purchaser”), and JPMorgan Chase Bank, National Association, as seller (the “Seller”).

Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of July 1, 2015 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Torchlight Loan Services, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Pentalpha Surveillance LLC, as senior trust advisor (the “Senior Trust Advisor”), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and the term “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1.     Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated as of July 1, 2015, among the Master Servicer, the Depositor and the Seller, and provided that the Seller hereby retains all rights, if any, it has under each Mortgage Loan to establish or designate the successor borrower upon a defeasance of such Mortgage Loan and/or to purchase or cause to be purchased the related defeasance collateral) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(b) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Depositor will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class EC and Class D Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of July 17, 2015 (the “Underwriting Agreement”), among the Depositor, J.P. Morgan Securities LLC (“JPMS”),

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Barclays Capital Inc. (“Barclays”) and Drexel Hamilton, LLC (“Drexel”, and collectively with JPMS and Barclays in such capacity, the “Underwriters”); and (ii) Class X-C, Class X-D, Class X-E, Class X-F, Class X-NR, Class E, Class F, Class NR, Class Z and Class R Certificates (the “Private Certificates”, and together with the Public Certificates, the “Certificates”) to JPMS and Barclays, as the initial purchasers (each in such capacity, an “Initial Purchaser” and collectively, the “Initial Purchasers”) specified in the certificate purchase agreement, dated as of July 17, 2015 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. The purchase price of the Mortgage Loans (inclusive of accrued interest) shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof and shall be paid by the Purchaser to the Seller in immediately available funds on the Closing Date. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2.     Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller or any of its Affiliates shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets (and any consolidated balance sheet that includes the Seller) and other financial statements as a sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

SECTION 3.     Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date (or such other times as specified in the Pooling and Servicing Agreement) to the Master Servicer, Trustee or the Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Master Servicer and Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby.

(b)          The Seller agrees to deliver or cause to be delivered, on or prior to the fifth day after the Closing Date, to the Master Servicer, the Servicing File, which shall include,

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but not be limited to, all other documents, instruments and agreements required to be delivered by such Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby, for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

(c)          With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the “Transfer Modification Costs”), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

(d)          With respect to the One Shell Square Pari Passu Companion Loan and the Brunswick Portfolio Pari Passu Companion Loan, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder of the related Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreements shall be paid or caused to be paid by the Seller.

SECTION 4.     Treatment as a Security Agreement. Subject to the receipt of the purchase price for the Mortgage Loans, the Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on the Mortgage Loans due after the Cut-off Date, all other payments made in respect of the Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5.     Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)          it shall record or cause a third party to record in the appropriate public recording office for real property (or UCC filings, as applicable) the intermediate assignments

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of the Mortgage Loans, the assignments of Assignments of Leases, UCC assignments and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement; provided that if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Purchaser shall cause the Trustee to take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. All recording fees relating to the initial recordation of such assignments and Assignments of Mortgage shall be paid by such Seller;

(b)          it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders (which shall include notifying the providers of such letters of credit of the new beneficiary thereunder in accordance with Section 3.01(f) of the Pooling and Servicing Agreement). Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(c)          if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as in the opinion of counsel for the Underwriters and the Initial Purchasers, an amendment or supplement to the Prospectus or Final Private Placement Memorandum relating to the Certificates is necessary or appropriate to be delivered in connection with sales thereof by the Underwriters, the Initial Purchasers or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus or Final Private Placement Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or such Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement describes the Seller, the Mortgage Loans and/or any information describing the same, as provided by the Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Final Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Final Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus or Final Private Placement Memorandum is delivered to a purchaser, be misleading or so that the

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Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this subsection (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of July 17, 2015 among the Purchaser, the Underwriters, the Initial Purchasers, and the Seller (the “Indemnification Agreement”). Notwithstanding the foregoing, the Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans after the Closing Date in connection with its obligations under this Section 5(c);

(d)          if the Seller requires the Master Servicer to retain any Servicing Function Participant to service any Mortgage Loan as of the Closing Date, it shall cause such Servicing Function Participant to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 (including, but not limited to, the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable (without regard to the exclusion of the Initial Sub-Servicers therein)) and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended;

(e)          for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Depositor and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure that the Purchaser is required to provide with respect to such Seller in its capacity as a “sponsor” pursuant to Exhibit BB and Exhibit CC, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement;

(f)          it shall indemnify and hold harmless the Depositor and its directors and officers, and each other person who controls the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) a failure of the Seller to perform its obligations under Section 5(e) or (ii) negligence, bad faith or willful misconduct on the part of the Seller in the performance of such obligations;

(g)          if the indemnification provided for in Section 5(f) is unavailable or insufficient to hold harmless the persons referred to in Section 5(f), it shall contribute to the amount paid or payable to such person as a result of the losses, claims, damages or liabilities referred to in Section 5(f) of such persons in such proportion as is appropriate to reflect the relative fault of such persons on the one hand and the Seller on the other in connection with a breach of the Seller’s obligations pursuant to Section 5(e) or the Seller’s negligence, bad faith or willful misconduct in connection therewith;

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(h)          with respect to any Mortgage Loan that requires notice to the related franchisor or other action to transfer or assign any related comfort letter to the trust or otherwise have a new comfort letter issued in the name of the trust, the Seller shall take such action and/or provide any such required notice to the franchisor, with a copy of such notice or request to the Master Servicer, as is necessary in order to assign any such comfort letter to the trust or to have a new comfort letter issued in the name of the trust within the required timeframes set forth in the related franchise agreement or the related comfort letter, as applicable, but in any event no later than forty-five (45) days after the Closing Date; and

(i)          with respect to any Mortgage Loan that is part of a Serviced Whole Loan, the Seller shall pay the costs and expenses (including attorney’s fees) incurred by any party to the Pooling and Servicing Agreement in connection with such party’s compliance obligations under Section 11.15 of the Pooling and Servicing Agreement in connection with the securitization of the related Pari Passu Companion Loan.

SECTION 6.     Representations and Warranties. (a)  The Seller represents and warrants to the Purchaser, solely as to itself, in each case as of the Closing Date, that:

(i)          it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

(ii)        it has the power and authority to own its property and to carry on its business as now conducted;

(iii)       it has the power to execute, deliver and perform this Agreement;

(iv)        it is legally authorized to transact business in the United States of America and it is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary for the origination (if originated by the Seller) and ownership of the Mortgage Loans and the execution of this Agreement so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

(v)          the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller’s board of directors and will not violate or breach any provision of its organizational documents;

(vi)        this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, liquidation, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

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(vii)       there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to materially and adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller’s obligations hereunder;

(viii)      it has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) (collectively, the “Provided Information”) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or, to the extent that it has become aware of any material misstatement or omission in any Provided Information, the Seller has notified the Depositor in writing of such material misstatement or omission at least one Business Day prior to the Time of Sale and updated such Provided Information or the material misstatement or omission has been corrected in the Time of Sale Information;

(ix)        it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of its obligations under this Agreement and the consummation by the Seller of the transactions on its part herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions on its part contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

(x)          it has either (A) not dealt with any Person (other than the Purchaser, the Underwriters or the Initial Purchasers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller or the Seller’s entering into

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this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

(xi)        it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken by the Seller with the intent to hinder, delay or defraud any of the Seller’s creditors;

(xii)       it has caused each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 (including, but not limited to, the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable (without regard to the exclusion of the Initial Sub-Servicers therein)) and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; and

(xiii)      except for the agreed-upon procedures report obtained from an accounting firm engaged to provide procedures involving a comparison of information in loan files for the loans backing the securities (the “Loans”) to information on a data tape relating to the Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the transactions contemplated herein.

(b)          The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)          it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

(ii)        it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(iii)       it has the power and authority to own its property and to carry on its business as now conducted;

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(iv)        it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(v)          this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(vi)        the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser’s board of directors and will not violate or breach any provision of its organizational documents;

(vii)       there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement or the execution and delivery by the Purchaser or enforceability against the Purchaser of this Agreement or the performance of the Purchaser’s obligations hereunder; to the best of the Purchaser’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(viii)      it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

(ix)        it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

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(x)          all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made;

(xi)        it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001; and

(xii)       it (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of such Form 15G, Rule 15Ga-2, any other rules and regulations of the Commission and the Exchange Act; and (B) furnished each Form 15G to the Commission on EDGAR at least 5 Business Days before the pricing date as required by Rules 15Ga-2.

(c)          The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

(d)          The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Request with respect to a Mortgage Loan (other than a Repurchase Request received from a Repurchase Request Recipient pursuant to Section 2.02(g) of the Pooling and Servicing Agreement), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives notice of a withdrawal of a Repurchase Request with respect to a Mortgage Loan (other than a Repurchase Request received from a Repurchase Request Recipient pursuant to Section 2.02(g) of the Pooling and Servicing Agreement), or (iv) the Seller rejects or disputes a Repurchase Request with respect to a Mortgage Loan. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Request or receipt of a notice of a withdrawal of a Repurchase Request, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan (unless no specific Mortgage Loan is identified in any Repurchase Request), (2) the date (x) a Repurchase Request or notice of a withdrawal of a Repurchase Request was received, (y) the Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for the Repurchase Request (as asserted in the Repurchase Request).

The Seller shall provide to the Depositor a copy of the relevant portion of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission

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with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information with respect to a Mortgage Loan in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act (“Rule 15Ga-1”) to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Depositor shall be given prompt notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein. In addition, pursuant to Section 2.02(g) of the Pooling and Servicing Agreement, the Seller and the Depositor shall be given each 15Ga-1 Notice required thereunder; however, the Seller agrees that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Seller with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Seller and the Depositor under the Pooling and Servicing Agreement is provided only to assist the Seller, the Depositor and their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation and (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Seller pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement.

(e)          Upon notice pursuant to Section 6(d) above of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein, the Seller shall (subject to any decision by the Directing Certificateholder or the Special Servicer, as applicable, to allow the Seller to deposit funds or a letter of credit in lieu of repurchasing or substituting for such Mortgage Loan in accordance with Section 2.02(d) of the Pooling and Servicing Agreement), not later than ninety (90) days from (x) except in the case of the succeeding clause (y), the Seller’s receipt of the notice thereof pursuant to Section 6(d) above or (y) in the case of a Defect or Breach relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the earlier of (A) the Seller’s discovery of such Breach or Defect, or (B) discovery of such Breach or Defect by any other party identified in Section 6(d) above, provided the Seller receives the required prompt written notice thereof (the “Initial Resolution Period”), (i) cure such Defect or Breach, as the case may be, in all material respects, at its own expense, including reimbursement of any related additional Trust Fund expenses incurred by any party to the Pooling and Servicing Agreement, (ii) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) at the

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applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) (other than with respect to the One Shell Square Mortgage Loan, the Pearlridge Center Mortgage Loan, the Sunbelt Portfolio Mortgage Loan,the Brunswick Portfolio Mortgage Loan, the Scottsdale Quarter Mortgage Loan, the One City Center Mortgage Loan, the Marriott-Pittsburgh Mortgage Loan and the JAGR Portfolio Mortgage Loan for which no substitution will be permitted) for such affected Mortgage Loan or such REO Loan (excluding any related Companion Loan, if applicable) (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Resolution Period (the “Extended Resolution Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or, if applicable, substitute a Qualified Substitute Mortgage Loan as described above) (other than with respect to the One Shell Square Mortgage Loan, the Pearlridge Center Mortgage Loan, the Sunbelt Portfolio Mortgage Loan, the Brunswick Portfolio Mortgage Loan, the Scottsdale Quarter Mortgage Loan, the One City Center Mortgage Loan, the Marriott-Pittsburgh Mortgage Loan and the JAGR Portfolio Mortgage Loan for which no substitution will be permitted); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer’s certificate to the Trustee, the Certificate Administrator (such Officer’s Certificate to be delivered electronically to 17g5informationprovider@wellsfargo.com with the subject line: “JPMBB 2015-C30”), the Master Servicer, the Special Servicer, the Senior Trust Advisor and, prior to the occurrence of a Consultation Termination Event, the Directing Certificateholder, setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and (subject to the Seller’s right to cure such Defect or Breach during the Initial Resolution Period) such Mortgage Loan shall be repurchased or, if applicable, a Qualified Substitute Mortgage Loan (other than with respect to the One Shell Square Mortgage Loan, the Pearlridge Center Mortgage Loan, the Sunbelt Portfolio Mortgage Loan, the Brunswick Portfolio Mortgage Loan, the Scottsdale Quarter Mortgage Loan, the One City Center Mortgage Loan, the Marriott-Pittsburgh Mortgage Loan and the JAGR Portfolio Mortgage Loan for which no substitution will be permitted) substituted in lieu thereof without regard to the Extended Resolution Period described in the preceding sentence. If the affected

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Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Master Servicer for deposit into the Certificate Account.

If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or replace such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(b) or Section 2.03(g), as applicable, of the Pooling and Servicing Agreement. No delay in either the discovery of a Defect or Breach on the part of any party to the Pooling and Servicing Agreement in providing notice of such Defect or Breach will relieve the Seller of its obligation to repurchase the related Mortgage Loan unless (i) the Seller did not otherwise discover or have knowledge of such Defect or Breach and (ii) such delay is the result of the failure by a party to this Agreement or the Pooling and Servicing Agreement to provide prompt notice as required by the terms hereof or of the Pooling and Servicing Agreement after such party has actual knowledge of such Defect or Breach (knowledge shall not be deemed to exist by reason of the Custodial Exception Report) and such delay precludes the Seller from curing such Defect or Breach.

Subject to the Seller’s right to cure as set forth above in this Section 6, and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, any of the following will cause a document in the Mortgage File delivered by the Seller for any Mortgage Loan to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan (but solely with respect to clause (a)) and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender’s title insurance policy (or if the policy has not yet been issued, an original or copy of a “marked-up” written commitment or the pro forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title

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insurance company) called for by clause (ix) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender’s title insurance policy, as provided in clause (ix) of the definition of “Mortgage File” in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender’s title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within eighteen (18) months from the Closing Date. Also, notwithstanding the foregoing, to the extent the Seller has otherwise complied with its document delivery requirements under the Pooling and Servicing Agreement and this Agreement, in the event that the Trustee (or the Custodian on the Trustee’s behalf) subsequently loses a document that is part of the Mortgage File, the fact that such document is lost may not be utilized as the basis for a claim of a Defect against the Seller pursuant to this Section 6(e) and the Trustee (or the Custodian on the Trustee’s behalf, if so designated in the Pooling and Servicing Agreement) shall be responsible therefor in accordance with the Pooling and Servicing Agreement. In the event any document is lost by the Trustee (or any Custodian on its behalf), at the request of the Trustee and, at the Trustee’s individual expense or the expense of the Trust to the extent provided in Section 8.01 of the Pooling and Servicing Agreement, the Seller shall use commercially reasonable efforts to assist the Trustee (or any servicer on its behalf) in replacing such lost document.

With respect to the Pearlridge Center Mortgage Loan, the Sunbelt Portfolio Mortgage Loan (after the securitization of the Sunbelt Portfolio Companion Loan), the Scottsdale Quarter Mortgage loan, the One City Mortgage Loan, the Marriott-Pittsburgh Mortgage Loan and the JAGR Portfolio Mortgage Loan, the Seller agrees that if a Material Document Defect under, and as such term or any analogous term is defined in, the related Non-Serviced Pooling Agreement exists with respect to the related Companion Loan(s) and the Seller repurchases the related Companion Loan(s) from the related Non-Serviced Trust, then the Seller shall repurchase the related Mortgage Loan; provided, however, that the foregoing shall not apply to any Material Document Defect related to the promissory note(s) for the related Companion Loan(s).

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a

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Crossed Underlying Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Underlying Loan in such Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Underlying Loan in the Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in such Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Underlying Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Underlying Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Underlying Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

The “Repurchase Price” with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term “Purchase Price” in the Pooling and Servicing Agreement. For the avoidance of doubt, the Repurchase Price shall not include

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liquidation fees payable to the Special Servicer in the event of any repurchase of a Mortgage Loan under this Agreement prior to the termination of the Extended Resolution Period.

A “Qualified Substitute Mortgage Loan” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

A “Substitution Shortfall Amount” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of (A) the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee’s behalf, and (B) the Servicing File and other documents pertaining to such Mortgage Loan possessed by the Master Servicer or Special Servicer, or on the Master Servicer’s or Special Servicer’s behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee’s behalf, in respect of such repurchased or replaced Mortgage Loans.

The Purchaser shall provide to the Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Securities and Exchange Commission (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. The Trust’s CIK# is 0001644943.

(f)          The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Note or Assignment of Mortgage for any Mortgage Loan or the examination of the Mortgage Files for any Mortgage Loan.

(g)          Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6. In addition, in the event that the Seller receives a Repurchase Request, the Seller shall promptly forward such Repurchase Request to the Master Servicer, if relating to a Non-Specially Serviced Mortgage Loan, or to the Special Servicer, if relating to a Specially Serviced Mortgage Loan or REO Property, in each case in the manner described in Section 2.02(g) of the Pooling and Servicing Agreement; provided, however, that the Seller shall not be required to notify the Master Servicer or Special Servicer, as applicable, of any such Repurchase Request if such Repurchase Request is received from a Repurchase Request Recipient. The Seller’s obligation to cure any Breach or Defect or

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repurchase or substitute for any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

SECTION 7.     Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)          Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

(b)          The Purchaser shall have received the following additional closing documents:

(i)          copies of the Seller’s articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

(ii)        a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty (60) days prior to the Closing Date;

(iii)       an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that, with respect to the Seller:

(A)          the Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

(B)          the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

(C)          all necessary action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors’ laws or principles of equity and public policy considerations underlying the securities

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laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

(D)          the Seller’s execution and delivery of, and the Seller’s performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller’s organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of its property or assets is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

(E)          there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel’s actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

(F)          no consent, approval, authorization, order, license, registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

(iv)        a letter from counsel of the Seller substantially to the effect that nothing has come to such counsel’s attention that would lead such counsel to believe that the Free Writing Prospectus or Preliminary Private Placement Memorandum as of the Time of Sale, or the Prospectus or Final Private Placement Memorandum as of the date thereof or as of the Closing Date, contained or contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. All terms used in this clause (iv) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement.

(c)          The Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreements and the Underwriting Agreement.

(d)          The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

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(e)          The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 8.     Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on July 28, 2015 or such other place and time as the parties shall agree (the actual date of such closing, the “Closing Date”). The parties hereto agree that time is of the essence with respect to this Agreement.

SECTION 9.     Expenses. The Seller shall pay its pro rata share (the Seller’s pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i)  the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (ii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iii) the fees and disbursements of a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Time of Sale Information, Prospectus or Final Private Placement Memorandum (each as defined in the Indemnification Agreement), including the cost of obtaining any “comfort letters” with respect to such items; (iv) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, if any, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (v) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, if any, including reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with printing (or otherwise reproducing) and delivering any Time of Sale Information, Prospectus or Final Private Placement Memorandum and the reproduction and delivery of this Agreement and the furnishing to the Underwriters and the Initial Purchasers of such copies of the Prospectus, Final Private Placement Memorandum and this Agreement as each Underwriter and Initial Purchaser may reasonably request; (vii) the fees of the rating agency or agencies requested to rate the Certificates; and (viii) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

SECTION 10.     Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

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SECTION 11.     Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

SECTION 12.     No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

SECTION 13.     Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including, without limitation, that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

SECTION 14.     Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered or mailed by first class or registered mail,

21

postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 383 Madison Avenue, 31st Floor, New York, New York 10179, Attention: Kunal Singh, Managing Director, telecopy number: (212) 834-6047 and Bianca A. Russo, Esq., Managing Director & Associate General Counsel, 383 Madison Avenue, 32nd Floor, New York, New York 10179, telecopy number: (917) 464-6116, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 383 Madison Avenue, 31st Floor, New York, New York 10179, Attention: Kunal K. Singh and Bianca A. Russo, Esq., Managing Director & Associate General Counsel, 383 Madison Avenue, 32nd Floor, New York, New York 10179, telecopy: (917) 464-6116, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such party.

SECTION 15.      Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser, the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing. The Pooling and Servicing Agreement shall identify the Seller as a third party beneficiary and may not be amended in any manner that materially and adversely affects the Seller’s rights as such without the Seller’s consent.

SECTION 16.     Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 17.     Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 18.     No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which

22

could reasonably lead a third party to assume that it has the authority to bind the other party hereto or make commitments on such other party’s behalf.

SECTION 19.     Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

* * * * * *

23

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Dwayne McNicholas
	Name:	Dwayne McNicholas
	Title:	Vice President

JPMBB 2015-C30 – JPMCB Mortgage Loan Purchase Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Dwayne McNicholas
	Name:	Dwayne McNicholas
	Title:	Vice President

JPMBB 2015-C30 – JPMCB Mortgage Loan Purchase Agreement

SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

None.

Sched. I-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State
1	JPMCB	HPT New Orleans OSS, LLC	701 Poydras Street	New Orleans	LA
2	JPMCB	BRE/Pearlridge, LLC	98-1005 Moanalua Road	Aiea	HI
3	JPMCB	HPT Sunbelt Portfolio, LLC	Various	Various	Various
3.01	JPMCB		420 20th Street North	Birmingham	AL
3.02	JPMCB		10, 22, 31 & 104 Inverness Center Parkway	Birmingham	AL
3.03	JPMCB		1320 Main Street	Columbia	SC
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	Various	Various	Various
4.01	JPMCB		9255 Kimmer Drive	Lone Tree	CO
4.02	JPMCB		1160 South Gilbert Road	Gilbert	AZ
4.03	JPMCB		775 Cobb Place Boulevard Northwest	Kennesaw	GA
4.04	JPMCB		1611 South Randall Road	Algonquin	IL
4.05	JPMCB		735 North Center Boulevard	Romeoville	IL
4.06	JPMCB		40440 California Oaks Road	Murrieta	CA
4.07	JPMCB		8070 Veteran’s Memorial Parkway	St. Peters	MO
4.08	JPMCB		1800 Hamner Avenue	Norco	CA
4.09	JPMCB		845 Lazo Court	Chula Vista	CA
4.10	JPMCB		7545 Brooklyn Boulevard	Brooklyn Park	MN
4.11	JPMCB		12200 Singletree Lane	Eden Prairie	MN
4.12	JPMCB		11129 162nd Street West	Lakeville	MN
4.13	JPMCB		11351 Ulysses Street Northeast	Blaine	MN
4.14	JPMCB		6345 Spalding Drive	Norcross	GA
4.15	JPMCB		1222 164th Street Southwest	Lynnwood	WA
4.16	JPMCB		50 Bramtree Court	Brampton	ON
4.17	JPMCB		17210 North 59th Avenue	Glendale	AZ
4.18	JPMCB		2749 Delk Road Southeast	Marietta	GA
4.19	JPMCB		7301 Rufe Snow Drive	Watauga	TX
4.20	JPMCB		785 Old Roswell Road	Roswell	GA
4.21	JPMCB		3067 Washington Road	Augusta	GA
4.22	JPMCB		3111 River Road	River Grove	IL
4.23	JPMCB		9027 East Via Linda	Scottsdale	AZ
4.24	JPMCB		451 West Foothill Boulevard	Upland	CA
4.25	JPMCB		17238 Foothill Boulevard	Fontana	CA
4.26	JPMCB		2908 Riverview Road	Birmingham	AL
4.27	JPMCB		2200 South Peoria Street	Aurora	CO
4.28	JPMCB		9150 Harlan Street	Westminster	CO
4.29	JPMCB		7100 Carved Stone	Columbia	MD
4.30	JPMCB		350 McHenry Road	Buffalo Grove	IL
4.31	JPMCB		24666 Sunnymead Boulevard	Moreno Valley	CA
4.32	JPMCB		22-22 Maple Avenue	Fair Lawn	NJ
4.33	JPMCB		945 South Kipling Parkway	Lakewood	CO
4.34	JPMCB		1754 West Southern Avenue	Mesa	AZ
4.35	JPMCB		3835 Lawrenceville Highway	Lawrenceville	GA
4.36	JPMCB		100 American Boulevard	Turnersville	NJ
4.37	JPMCB		1254 Dougherty Ferry Road	Valley Park	MO
4.38	JPMCB		1099 North Wickham Road	Melbourne	FL
4.39	JPMCB		1425 North Central Avenue	Avondale	AZ
4.40	JPMCB		8419 Baltimore National Pike	Ellicott City	MD
4.41	JPMCB		2020 North State Road 7	Margate	FL
4.42	JPMCB		2750 Austell Road Southwest	Marietta	GA
4.43	JPMCB		824 East Rand Road	Mount Prospect	IL
4.44	JPMCB		21080 North Rand Road	Lake Zurich	IL
4.45	JPMCB		2200 San Jacinto Boulevard	Denton	TX
4.46	JPMCB		1555 75th Street	Woodridge	IL
4.47	JPMCB		38241 30th Street East	Palmdale	CA
4.48	JPMCB		2160 East Semoran Boulevard	Apopka	FL
4.49	JPMCB		1100 Lake Street	Roselle	IL

EXH. A-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State
4.50	JPMCB		558 East North Avenue	Glendale Heights	IL
4.51	JPMCB		9751 West 49th Avenue	Wheat Ridge	CO
4.52	JPMCB		999 North Circle Drive	Colorado Springs	CO
4.53	JPMCB		316 Center Drive	Vernon Hills	IL
4.54	JPMCB		114 South Camino Seco	Tucson	AZ
4.55	JPMCB		3025 Altamesa Boulevard	Fort Worth	TX
4.56	JPMCB		38931 Center Ridge Road	North Ridgeville	OH
4.57	JPMCB		4742 State Route 51	Belle Vernon	PA
4.58	JPMCB		631 Lakehurst Road	Waukegan	IL
5	JPMCB	400 Kelby Associates, L.P.	400 Kelby Street	Fort Lee	NJ
6	JPMCB	Castleton Park Indianapolis LP	6081 East 82nd Street	Indianapolis	IN
7	JPMCB	4520 East West, LLC	4520 East West Highway	Bethesda	MD
8	JPMCB	BVK 55 West 125th Street, LLC	55 West 125th Street	New York	NY
10	JPMCB	CP Pembroke Pines, LLC	10800-11500 Pines Boulevard	Pembroke Pines	FL
11	JPMCB	SDQ Fee, LLC	15037 North Scottsdale Road	Scottsdale	AZ
12	JPMCB	BRI 1850 Houston OCC, LLC	1021 Main Street	Houston	TX
13	JPMCB	BVK 215 West 125th Street, LLC	215 West 125th Street	New York	NY
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	Various	Various	GA
14.01	JPMCB		1200 Ashwood Parkway	Dunwoody	GA
14.02	JPMCB		1155 Roberts Boulevard Northwest	Kennesaw	GA
14.03	JPMCB		4955 Avalon Ridge Parkway	Peachtree Corners	GA
14.04	JPMCB		1965 Vaughn Road Northwest	Kennesaw	GA
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	300 North Greene Street	Greensboro	NC
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	Various	Various	Various
16.01	JPMCB		1101 Fuller Avenue & 19700 14 Mile Road	Big Rapids	MI
16.02	JPMCB		7 Bristol Court	Amherst	NY
16.03	JPMCB		801 Southgate Drive	State College	PA
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	112 Washington Place	Pittsburgh	PA
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	Various	Various	Various
25.01	JPMCB		1001 East County Line Road	Jackson	MS
25.02	JPMCB		4747 28th Street Southeast	Grand Rapids	MI
25.03	JPMCB		210 Holiday Court	Annapolis	MD
26	JPMCB	GREF 111 South Jackson, LP	111 South Jackson Street	Seattle	WA
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	1001-1029 West Martin Luther King Jr Boulevard	Los Angeles	CA
28	JPMCB	Altamonte Springs Lodging LLC	161 Douglas Avenue	Altamonte Springs	FL
32	JPMCB	770 South Post Oak, Inc.	770 South Post Oak Lane	Houston	TX
38	JPMCB	PC Brookfield, LLC	4060 Preferred Place	Dallas	TX
44	JPMCB	WVII, L.P.	3839 McKinney Avenue	Dallas	TX
45	JPMCB	CTB L.L.C.	10 South Main Street	Memphis	TN
48	JPMCB	FSC DOM Odenton MD, LLC	8271 Anderson Court	Odenton	MD
50	JPMCB	Savoy Bossier City Hotels, LLC	1005 Gould Drive	Bossier City	LA
52	JPMCB	Forest Pointe Apts., LLC	504 Forest Circle	Walterboro	SC
57	JPMCB	H.J. Associates, Ltd.	155 Riverside Street	Portland	ME
62	JPMCB	Interlaken Inn Associates, Ltd.	74 Interlaken Road	Lakeville	CT

EXH. A-2

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)
1	JPMCB	HPT New Orleans OSS, LLC	70139	Orleans	One Shell Square	1,240,539	Square Feet	4.19530	4.18460
2	JPMCB	BRE/Pearlridge, LLC	96701	Honolulu	Pearlridge Center	903,692	Square Feet	3.53000	3.51930
3	JPMCB	HPT Sunbelt Portfolio, LLC	Various	Various	Sunbelt Portfolio	1,324,863	Square Feet	4.31740	4.30670
3.01	JPMCB		35203	Jefferson	Wells Fargo Tower	514,893	Square Feet	4.31740
3.02	JPMCB		35242	Shelby	Inverness Center	475,895	Square Feet	4.31740
3.03	JPMCB		29201	Richland	Meridian Building	334,075	Square Feet	4.31740
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	Various	Various	Brunswick Portfolio	2,275,293	Square Feet	4.79300	4.78230
4.01	JPMCB		80124	Douglas	BZ Lone Tree	60,016	Square Feet	4.79300
4.02	JPMCB		85296	Maricopa	BZ Gilbert Consolidated	57,741	Square Feet	4.79300
4.03	JPMCB		30144	Cobb	BZ XL Kennesaw Consolidated	52,287	Square Feet	4.79300
4.04	JPMCB		60102	McHenry	BZ Randall Road Consolidated	57,527	Square Feet	4.79300
4.05	JPMCB		60446	Will	BZ Romeoville Consolidated	61,192	Square Feet	4.79300
4.06	JPMCB		92562	Riverside	Cal Oaks Bowl	35,325	Square Feet	4.79300
4.07	JPMCB		63376	Saint Charles	BZ St Peters Consolidated	57,085	Square Feet	4.79300
4.08	JPMCB		92860	Riverside	Classic Lanes	35,325	Square Feet	4.79300
4.09	JPMCB		91910	San Diego	Premier Lanes	42,700	Square Feet	4.79300
4.10	JPMCB		55443	Hennepin	BZ Brooklyn Park Consolidated	60,944	Square Feet	4.79300
4.11	JPMCB		55344	Hennepin	BZ Eden Prairie	45,285	Square Feet	4.79300
4.12	JPMCB		55044	Dakota	BZ Lakeville Consolidated	58,656	Square Feet	4.79300
4.13	JPMCB		55434	Anoka	BZ Blaine Consolidated	57,536	Square Feet	4.79300
4.14	JPMCB		30092	Gwinnett	Brunswick’s Norcross	39,924	Square Feet	4.79300
4.15	JPMCB		98087	Snohomish	Majestic Lanes	36,219	Square Feet	4.79300
4.16	JPMCB		L6S 5Z7	NAP	Bramalea Lanes	36,263	Square Feet	4.79300
4.17	JPMCB		85308	Maricopa	BZ Glendale	36,575	Square Feet	4.79300
4.18	JPMCB		30067	Cobb	Brunswick’s Marietta	35,742	Square Feet	4.79300
4.19	JPMCB		76148	Tarrant	BZ Watauga Consolidated	36,062	Square Feet	4.79300
4.20	JPMCB		30076	Fulton	BZ Roswell	35,369	Square Feet	4.79300
4.21	JPMCB		30907	Richmond	National Lanes	36,267	Square Feet	4.79300
4.22	JPMCB		60171	Cook	BZ River Grove	38,924	Square Feet	4.79300
4.23	JPMCB		85258	Maricopa	Via Linda Lanes	36,235	Square Feet	4.79300
4.24	JPMCB		91786	San Bernardino	BZ Upland	35,724	Square Feet	4.79300
4.25	JPMCB		92335	San Bernardino	Foothill Lanes	35,724	Square Feet	4.79300
4.26	JPMCB		35242	Jefferson	Riverview Lanes Consolidated	36,636	Square Feet	4.79300
4.27	JPMCB		80014	Arapahoe	BZ Heather Ridge	36,124	Square Feet	4.79300
4.28	JPMCB		80031	Jefferson	BZ Westminster	36,242	Square Feet	4.79300
4.29	JPMCB		21045	Howard	Columbia Lanes Consolidated	28,920	Square Feet	4.79300
4.30	JPMCB		60089	Lake	Brunswick’s Buffalo Grove	56,916	Square Feet	4.79300
4.31	JPMCB		92553	Riverside	Moreno Valley Bowl	36,150	Square Feet	4.79300
4.32	JPMCB		07410	Bergen	Fairlawn Lanes Consolidated	25,801	Square Feet	4.79300
4.33	JPMCB		80226	Jefferson	BZ Green Mountain	36,386	Square Feet	4.79300
4.34	JPMCB		85202	Maricopa	BZ Mesa	34,839	Square Feet	4.79300
4.35	JPMCB		30044	Gwinnett	BZ Lilburn	36,247	Square Feet	4.79300
4.36	JPMCB		08012	Gloucester	BZ Turnersville	32,000	Square Feet	4.79300
4.37	JPMCB		63088	Saint Louis	BZ Lakeside	36,436	Square Feet	4.79300
4.38	JPMCB		32935	Brevard	Harbour Lanes	35,379	Square Feet	4.79300
4.39	JPMCB		85323	Maricopa	Tri-City Bowl	45,224	Square Feet	4.79300
4.40	JPMCB		21043	Howard	BZ Normandy Consolidated	29,104	Square Feet	4.79300
4.41	JPMCB		33063	Broward	Margate Lanes	29,388	Square Feet	4.79300
4.42	JPMCB		30008	Cobb	BZ Austell	35,971	Square Feet	4.79300
4.43	JPMCB		60056	Cook	BZ Mt Prospect	32,671	Square Feet	4.79300
4.44	JPMCB		60047	Lake	BZ Deer Park	37,282	Square Feet	4.79300
4.45	JPMCB		76205	Denton	BZ Denton Consolidated	29,096	Square Feet	4.79300
4.46	JPMCB		60517	DuPage	BZ Woodridge	39,700	Square Feet	4.79300
4.47	JPMCB		93550	Los Angeles	Vista Lanes	35,371	Square Feet	4.79300
4.48	JPMCB		32703	Orange	Wekiva Lanes	36,510	Square Feet	4.79300
4.49	JPMCB		60172	DuPage	BZ Roselle	40,723	Square Feet	4.79300

EXH. A-3

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)
4.50	JPMCB		60139	DuPage	BZ Glendale Heights	28,848	Square Feet	4.79300
4.51	JPMCB		80033	Jefferson	BZ Wheat Ridge	36,342	Square Feet	4.79300
4.52	JPMCB		80909	El Paso	BZ Circle Consolidated	34,856	Square Feet	4.79300
4.53	JPMCB		60061	Lake	BZ Hawthorn Lanes	36,521	Square Feet	4.79300
4.54	JPMCB		85710	Pima	Camino Seco Bowl	28,049	Square Feet	4.79300
4.55	JPMCB		76133	Tarrant	Westcreek Lanes Consolidated	35,651	Square Feet	4.79300
4.56	JPMCB		44039	Lorain	BZ North Ridgeville	35,456	Square Feet	4.79300
4.57	JPMCB		15012	Fayette	BZ Belle Vernon	30,797	Square Feet	4.79300
4.58	JPMCB		60085	Lake	BZ Fountain Square	29,010	Square Feet	4.79300
5	JPMCB	400 Kelby Associates, L.P.	07024	Bergen	Parker Plaza	307,327	Square Feet	4.18600	4.17530
6	JPMCB	Castleton Park Indianapolis LP	46250	Marion	Castleton Park	903,326	Square Feet	4.46900	4.45830
7	JPMCB	4520 East West, LLC	20814	Montgomery	Bethesda Office Center	174,449	Square Feet	4.19950	4.18130
8	JPMCB	BVK 55 West 125th Street, LLC	10027	New York	55 West 125th Street	218,281	Square Feet	4.27800	4.26730
10	JPMCB	CP Pembroke Pines, LLC	33026	Broward	Boulevard Square	220,597	Square Feet	4.32700	4.31630
11	JPMCB	SDQ Fee, LLC	85254	Maricopa	Scottsdale Quarter	541,971	Square Feet	3.53000	3.51930
12	JPMCB	BRI 1850 Houston OCC, LLC	77002	Harris	One City Centre	602,122	Square Feet	3.95000	3.92930
13	JPMCB	BVK 215 West 125th Street, LLC	10027	New York	215 West 125th Street	167,919	Square Feet	4.27800	4.26730
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	Various	Various	Albany Road Georgia Portfolio	371,097	Square Feet	4.16700	4.11630
14.01	JPMCB		30338	Dekalb	1200 Ashwood	198,431	Square Feet	4.16700
14.02	JPMCB		30144	Cobb	Roberts	65,000	Square Feet	4.16700
14.03	JPMCB		30071	Gwinnett	Avalon	60,858	Square Feet	4.16700
14.04	JPMCB		30144	Cobb	Vaughn	46,808	Square Feet	4.16700
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	27401	Guilford	300 North Greene Street	324,305	Square Feet	5.06070	5.05000
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	Various	Various	Woodlark Fund Portfolio	3,068	Beds	4.62900	4.61830
16.01	JPMCB		49307	Mecosta	Hillcrest & Oakwood Apartments	1,904	Beds	4.62900
16.02	JPMCB		14228	Erie	Colonie Apartments	580	Beds	4.62900
16.03	JPMCB		16801	Centre	Southgate Apartments	584	Beds	4.62900
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	15219	Allegheny	Marriott - Pittsburgh	402	Rooms	4.52700	4.51630
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	Various	Various	JAGR Portfolio	721	Rooms	4.95950	4.94880
25.01	JPMCB		39211	Hinds	Hilton Jackson	276	Rooms	4.95950
25.02	JPMCB		49512	Kent	Doubletree Grand Rapids	226	Rooms	4.95950
25.03	JPMCB		21401	Anne Arundel	Doubletree Annapolis	219	Rooms	4.95950
26	JPMCB	GREF 111 South Jackson, LP	98104	King	111 South Jackson	78,564	Square Feet	3.95600	3.94530
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	90037	Los Angeles	Exposition Marketplace	52,132	Square Feet	3.85300	3.84230
28	JPMCB	Altamonte Springs Lodging LLC	32714	Seminole	Hampton Inn & Suites Orlando/Altamonte	128	Rooms	4.69000	4.67930
32	JPMCB	770 South Post Oak, Inc.	77056	Harris	770 S Post Oak	92,723	Square Feet	4.36000	4.34930
38	JPMCB	PC Brookfield, LLC	75237	Dallas	Brookfield Apartments	232	Units	4.09800	4.08730
44	JPMCB	WVII, L.P.	75204	Dallas	West Village II	18,199	Square Feet	4.23800	4.22730
45	JPMCB	CTB L.L.C.	38103	Shelby	10 Main Street	114	Units	4.23500	4.22430
48	JPMCB	FSC DOM Odenton MD, LLC	21113	Anne Arundel	Arundel Crossing VI	70,000	Square Feet	3.76500	3.75430
50	JPMCB	Savoy Bossier City Hotels, LLC	71111	Bossier	Hampton Inn Shreveport	123	Rooms	4.25700	4.24630
52	JPMCB	Forest Pointe Apts., LLC	29488	Colleton	Forest Pointe	120	Units	4.31100	4.30030
57	JPMCB	H.J. Associates, Ltd.	04103	Cumberland	Ramada Plaza	119	Rooms	4.47100	4.46030
62	JPMCB	Interlaken Inn Associates, Ltd.	06039	Litchfield	Interlaken Inn	86	Rooms	4.32100	4.31030

EXH. A-4

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Monthly Payment
1	JPMCB	HPT New Orleans OSS, LLC	90,000,000	90,000,000.00	120	120	07/01/25	360	360	439,868.60
2	JPMCB	BRE/Pearlridge, LLC	72,000,000	72,000,000.00	120	119	06/01/25	0	0	215,330.00
3	JPMCB	HPT Sunbelt Portfolio, LLC	70,000,000	70,000,000.00	120	120	07/01/25	360	360	347,125.58
3.01	JPMCB		27,198,364	27,198,364.01	120	120		360	360
3.02	JPMCB		25,146,558	25,146,557.60	120	120		360	360
3.03	JPMCB		17,655,078	17,655,078.39	120	120		360	360
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	65,000,000	65,000,000.00	120	120	07/01/25	300	300	372,185.69
4.01	JPMCB		3,338,664	3,338,663.79	120	120		300	300
4.02	JPMCB		2,929,205	2,929,204.96	120	120		300	300
4.03	JPMCB		2,733,924	2,733,924.38	120	120		300	300
4.04	JPMCB		1,820,517	1,820,516.75	120	120		300	300
4.05	JPMCB		1,744,924	1,744,923.92	120	120		300	300
4.06	JPMCB		1,735,475	1,735,475.08	120	120		300	300
4.07	JPMCB		1,724,451	1,724,451.08	120	120		300	300
4.08	JPMCB		1,618,937	1,618,937.13	120	120		300	300
4.09	JPMCB		1,606,338	1,606,337.96	120	120		300	300
4.10	JPMCB		1,574,841	1,574,841.13	120	120		300	300
4.11	JPMCB		1,574,841	1,574,841.13	120	120		300	300
4.12	JPMCB		1,574,841	1,574,841.13	120	120		300	300
4.13	JPMCB		1,543,344	1,543,344.29	120	120		300	300
4.14	JPMCB		1,436,255	1,436,255.17	120	120		300	300
4.15	JPMCB		1,436,255	1,436,255.17	120	120		300	300
4.16	JPMCB		1,404,758	1,404,758.33	120	120		300	300
4.17	JPMCB		1,385,860	1,385,860.13	120	120		300	300
4.18	JPMCB		1,285,071	1,285,070.58	120	120		300	300
4.19	JPMCB		1,256,724	1,256,723.54	120	120		300	300
4.20	JPMCB		1,231,526	1,231,525.75	120	120		300	300
4.21	JPMCB		1,149,634	1,149,633.88	120	120		300	300
4.22	JPMCB		1,048,844	1,048,844.33	120	120		300	300
4.23	JPMCB		1,039,396	1,039,395.50	120	120		300	300
4.24	JPMCB		995,300	995,299.50	120	120		300	300
4.25	JPMCB		995,300	995,299.50	120	120		300	300
4.26	JPMCB		985,851	985,850.67	120	120		300	300
4.27	JPMCB		976,402	976,401.83	120	120		300	300
4.28	JPMCB		976,401	976,401.29	120	120		300	300
4.29	JPMCB		976,401	976,401.29	120	120		300	300
4.30	JPMCB		960,653	960,652.88	120	120		300	300
4.31	JPMCB		948,054	948,054.25	120	120		300	300
4.32	JPMCB		944,904	944,904.46	120	120		300	300
4.33	JPMCB		922,857	922,857.00	120	120		300	300
4.34	JPMCB		881,911	881,910.79	120	120		300	300
4.35	JPMCB		859,863	859,863.33	120	120		300	300
4.36	JPMCB		858,289	858,288.71	120	120		300	300
4.37	JPMCB		803,169	803,169.25	120	120		300	300
4.38	JPMCB		787,421	787,420.83	120	120		300	300
4.39	JPMCB		787,421	787,420.83	120	120		300	300
4.40	JPMCB		755,924	755,924.00	120	120		300	300
4.41	JPMCB		755,924	755,924.00	120	120		300	300
4.42	JPMCB		740,176	740,175.58	120	120		300	300
4.43	JPMCB		724,427	724,427.17	120	120		300	300
4.44	JPMCB		708,679	708,678.75	120	120		300	300
4.45	JPMCB		692,930	692,930.33	120	120		300	300
4.46	JPMCB		692,930	692,930.33	120	120		300	300
4.47	JPMCB		692,930	692,930.33	120	120		300	300
4.48	JPMCB		692,930	692,930.33	120	120		300	300
4.49	JPMCB		645,685	645,685.08	120	120		300	300

EXH. A-5

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Monthly Payment
4.50	JPMCB		639,386	639,385.50	120	120		300	300
4.51	JPMCB		633,086	633,086.46	120	120		300	300
4.52	JPMCB		629,937	629,936.67	120	120		300	300
4.53	JPMCB		579,542	579,541.63	120	120		300	300
4.54	JPMCB		576,392	576,391.83	120	120		300	300
4.55	JPMCB		563,793	563,793.21	120	120		300	300
4.56	JPMCB		551,195	551,194.58	120	120		300	300
4.57	JPMCB		488,201	488,200.92	120	120		300	300
4.58	JPMCB		381,112	381,111.79	120	120		300	300
5	JPMCB	400 Kelby Associates, L.P.	51,000,000	51,000,000.00	120	120	07/01/25	360	360	248,982.20
6	JPMCB	Castleton Park Indianapolis LP	51,000,000	51,000,000.00	120	120	07/01/25	360	360	257,470.96
7	JPMCB	4520 East West, LLC	50,000,000	50,000,000.00	120	119	06/01/25	360	360	244,494.00
8	JPMCB	BVK 55 West 125th Street, LLC	47,000,000	47,000,000.00	120	120	07/01/25	0	0	170,347.58
10	JPMCB	CP Pembroke Pines, LLC	45,500,000	45,500,000.00	120	120	07/01/25	360	360	225,888.45
11	JPMCB	SDQ Fee, LLC	42,000,000	42,000,000.00	120	119	06/01/25	0	0	125,609.17
12	JPMCB	BRI 1850 Houston OCC, LLC	40,000,000	40,000,000.00	120	117	04/01/25	0	0	133,861.11
13	JPMCB	BVK 215 West 125th Street, LLC	33,000,000	33,000,000.00	120	120	07/01/25	0	0	119,605.75
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	32,740,000	32,740,000.00	120	119	06/01/25	360	360	159,474.26
14.01	JPMCB		21,600,000	21,600,000.00	120	119		360	360
14.02	JPMCB		5,200,000	5,200,000.00	120	119		360	360
14.03	JPMCB		4,050,000	4,050,000.00	120	119		360	360
14.04	JPMCB		1,890,000	1,890,000.00	120	119		360	360
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	32,600,000	32,600,000.00	60	60	07/01/20	360	360	176,215.21
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	31,500,000	31,459,481.88	60	59	06/01/20	360	359	162,029.37
16.01	JPMCB		14,400,000	14,381,477.43	60	59		360	359
16.02	JPMCB		9,550,000	9,537,715.94	60	59		360	359
16.03	JPMCB		7,550,000	7,540,288.51	60	59		360	359
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	19,060,000	19,060,000.00	120	112	11/01/24	360	360	96,880.24
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	17,500,000	17,500,000.00	60	57	04/01/20	360	360	93,511.10
25.01	JPMCB		8,316,368	8,316,368.42	60	57		360	360
25.02	JPMCB		4,946,789	4,946,789.47	60	57		360	360
25.03	JPMCB		4,236,842	4,236,842.11	60	57		360	360
26	JPMCB	GREF 111 South Jackson, LP	15,700,000	15,700,000.00	84	84	07/01/22	0	0	52,620.29
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	15,680,000	15,680,000.00	120	120	07/01/25	360	360	73,536.00
28	JPMCB	Altamonte Springs Lodging LLC	14,050,000	14,050,000.00	120	120	07/01/25	360	360	72,784.19
32	JPMCB	770 South Post Oak, Inc.	12,700,000	12,700,000.00	120	119	06/01/25	360	360	63,296.92
38	JPMCB	PC Brookfield, LLC	9,300,000	9,300,000.00	84	83	06/01/22	360	360	44,926.66
44	JPMCB	WVII, L.P.	7,850,000	7,850,000.00	120	120	07/01/25	360	360	38,562.15
45	JPMCB	CTB L.L.C.	7,600,000	7,569,287.52	120	117	04/01/25	360	357	37,320.72
48	JPMCB	FSC DOM Odenton MD, LLC	6,215,000	6,215,000.00	120	119	06/01/25	0	0	19,824.56
50	JPMCB	Savoy Bossier City Hotels, LLC	6,152,000	6,129,633.90	120	118	05/01/25	300	298	33,351.85
52	JPMCB	Forest Pointe Apts., LLC	5,320,000	5,320,000.00	120	119	06/01/25	0	0	19,430.64
57	JPMCB	H.J. Associates, Ltd.	4,250,000	4,250,000.00	120	119	06/01/25	360	360	21,460.96
62	JPMCB	Interlaken Inn Associates, Ltd.	4,000,000	4,000,000.00	120	119	06/01/25	360	360	19,844.21

EXH. A-6

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Servicing Fee Rate	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan
1	JPMCB	HPT New Orleans OSS, LLC	0.00500	Actual/360	No		Fee	No
2	JPMCB	BRE/Pearlridge, LLC	0.00500	Actual/360	No		Fee/Leasehold	No
3	JPMCB	HPT Sunbelt Portfolio, LLC	0.00500	Actual/360	No		Fee	No
3.01	JPMCB						Fee
3.02	JPMCB						Fee
3.03	JPMCB						Fee
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	0.00500	Actual/360	No		Fee	No
4.01	JPMCB						Fee
4.02	JPMCB						Fee
4.03	JPMCB						Fee
4.04	JPMCB						Fee
4.05	JPMCB						Fee
4.06	JPMCB						Fee
4.07	JPMCB						Fee
4.08	JPMCB						Fee
4.09	JPMCB						Fee
4.10	JPMCB						Fee
4.11	JPMCB						Fee
4.12	JPMCB						Fee
4.13	JPMCB						Fee
4.14	JPMCB						Fee
4.15	JPMCB						Fee
4.16	JPMCB						Fee
4.17	JPMCB						Fee
4.18	JPMCB						Fee
4.19	JPMCB						Fee
4.20	JPMCB						Fee
4.21	JPMCB						Fee
4.22	JPMCB						Fee
4.23	JPMCB						Fee
4.24	JPMCB						Fee
4.25	JPMCB						Fee
4.26	JPMCB						Fee
4.27	JPMCB						Fee
4.28	JPMCB						Fee
4.29	JPMCB						Fee
4.30	JPMCB						Fee
4.31	JPMCB						Fee
4.32	JPMCB						Fee
4.33	JPMCB						Fee
4.34	JPMCB						Fee
4.35	JPMCB						Fee
4.36	JPMCB						Fee
4.37	JPMCB						Fee
4.38	JPMCB						Fee
4.39	JPMCB						Fee
4.40	JPMCB						Fee
4.41	JPMCB						Fee
4.42	JPMCB						Fee
4.43	JPMCB						Fee
4.44	JPMCB						Fee
4.45	JPMCB						Fee
4.46	JPMCB						Fee
4.47	JPMCB						Fee
4.48	JPMCB						Fee
4.49	JPMCB						Fee

EXH. A-7

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	Servicing Fee Rate	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan
4.50	JPMCB						Fee
4.51	JPMCB						Fee
4.52	JPMCB						Fee
4.53	JPMCB						Fee
4.54	JPMCB						Fee
4.55	JPMCB						Fee
4.56	JPMCB						Fee
4.57	JPMCB						Fee
4.58	JPMCB						Fee
5	JPMCB	400 Kelby Associates, L.P.	0.00500	Actual/360	No		Fee	No
6	JPMCB	Castleton Park Indianapolis LP	0.00500	Actual/360	No		Fee	No
7	JPMCB	4520 East West, LLC	0.01250	Actual/360	No		Fee	No
8	JPMCB	BVK 55 West 125th Street, LLC	0.00500	Actual/360	No		Fee	No
10	JPMCB	CP Pembroke Pines, LLC	0.00500	Actual/360	No		Fee	No
11	JPMCB	SDQ Fee, LLC	0.00500	Actual/360	No		Fee	No
12	JPMCB	BRI 1850 Houston OCC, LLC	0.01500	Actual/360	No		Fee	No
13	JPMCB	BVK 215 West 125th Street, LLC	0.00500	Actual/360	No		Fee/Leasehold	No
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	0.04500	Actual/360	No		Fee	No
14.01	JPMCB						Fee
14.02	JPMCB						Fee
14.03	JPMCB						Fee
14.04	JPMCB						Fee
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	0.00500	Actual/360	No		Fee	No
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	0.00500	Actual/360	No		Fee	No
16.01	JPMCB						Fee
16.02	JPMCB						Fee
16.03	JPMCB						Fee
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	0.00500	Actual/360	No		Leasehold	No
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	0.00500	Actual/360	No		Fee	No
25.01	JPMCB						Fee
25.02	JPMCB						Fee
25.03	JPMCB						Fee
26	JPMCB	GREF 111 South Jackson, LP	0.00500	Actual/360	Yes	The greater of i) 6.95600% and ii) the 7 year swap yield as of the ARD plus 3.00000%; but in no event to exceed 8.95600%	Fee	No
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	0.00500	Actual/360	No		Fee	No
28	JPMCB	Altamonte Springs Lodging LLC	0.00500	Actual/360	No		Fee	No
32	JPMCB	770 South Post Oak, Inc.	0.00500	Actual/360	No		Fee	No
38	JPMCB	PC Brookfield, LLC	0.00500	Actual/360	No		Fee	No
44	JPMCB	WVII, L.P.	0.00500	Actual/360	No		Fee	No
45	JPMCB	CTB L.L.C.	0.00500	Actual/360	No		Fee/Leasehold	No
48	JPMCB	FSC DOM Odenton MD, LLC	0.00500	Actual/360	No		Fee	No
50	JPMCB	Savoy Bossier City Hotels, LLC	0.00500	Actual/360	No		Fee	No
52	JPMCB	Forest Pointe Apts., LLC	0.00500	Actual/360	No		Fee	No
57	JPMCB	H.J. Associates, Ltd.	0.00500	Actual/360	No		Fee	No
62	JPMCB	Interlaken Inn Associates, Ltd.	0.00500	Actual/360	No		Fee	No

EXH. A-8

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB
UPFRONT ESCROW
Loan ID #	Originator/Loan Seller	Mortgagor Name	Cross Defaulted Loan	Guarantor	Letter of Credit	Upfront CapEx Reserve
1	JPMCB	HPT New Orleans OSS, LLC	No	William Z. Hertz, Isaac Hertz, Sarah Hertz	No	21,200
2	JPMCB	BRE/Pearlridge, LLC	No	WP Glimcher, O’Connor Capital Partners	No	0
3	JPMCB	HPT Sunbelt Portfolio, LLC	No	William Z. Hertz, Isaac Hertz, Sarah Hertz	No	22,100
3.01	JPMCB
3.02	JPMCB
3.03	JPMCB
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	No	iStar Net Lease I LLC	No	0
4.01	JPMCB
4.02	JPMCB
4.03	JPMCB
4.04	JPMCB
4.05	JPMCB
4.06	JPMCB
4.07	JPMCB
4.08	JPMCB
4.09	JPMCB
4.10	JPMCB
4.11	JPMCB
4.12	JPMCB
4.13	JPMCB
4.14	JPMCB
4.15	JPMCB
4.16	JPMCB
4.17	JPMCB
4.18	JPMCB
4.19	JPMCB
4.20	JPMCB
4.21	JPMCB
4.22	JPMCB
4.23	JPMCB
4.24	JPMCB
4.25	JPMCB
4.26	JPMCB
4.27	JPMCB
4.28	JPMCB
4.29	JPMCB
4.30	JPMCB
4.31	JPMCB
4.32	JPMCB
4.33	JPMCB
4.34	JPMCB
4.35	JPMCB
4.36	JPMCB
4.37	JPMCB
4.38	JPMCB
4.39	JPMCB
4.40	JPMCB
4.41	JPMCB
4.42	JPMCB
4.43	JPMCB
4.44	JPMCB
4.45	JPMCB
4.46	JPMCB
4.47	JPMCB
4.48	JPMCB
4.49	JPMCB

EXH. A-9

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB
						UPFRONT ESCROW
Loan ID #	Originator/Loan Seller	Mortgagor Name	Cross Defaulted Loan	Guarantor	Letter of Credit	Upfront CapEx Reserve
4.50	JPMCB
4.51	JPMCB
4.52	JPMCB
4.53	JPMCB
4.54	JPMCB
4.55	JPMCB
4.56	JPMCB
4.57	JPMCB
4.58	JPMCB
5	JPMCB	400 Kelby Associates, L.P.	No	Adam Glick	No	5,122
6	JPMCB	Castleton Park Indianapolis LP	No	Raymond Massa	No	18,243
7	JPMCB	4520 East West, LLC	No	William F. Peel, Barbara K. Peel	No	2,908
8	JPMCB	BVK 55 West 125th Street, LLC	No	RREEF Spezial Invest GmbH	No	0
10	JPMCB	CP Pembroke Pines, LLC	No	Robert M. Cornfeld	No	5,147
11	JPMCB	SDQ Fee, LLC	No	WP Glimcher, O’Connor Capital Partners	No	0
12	JPMCB	BRI 1850 Houston OCC, LLC	No	Accesso Partners, LLC	No	10,036
13	JPMCB	BVK 215 West 125th Street, LLC	No	RREEF Spezial Invest GmbH	No	0
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	No	Christopher J. Knisley	No	840,000
14.01	JPMCB
14.02	JPMCB
14.03	JPMCB
14.04	JPMCB
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	No	William Z. Hertz, Isaac Hertz, Sarah Hertz	No	5,410
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	No	Harold Rosenblum	No	18,665
16.01	JPMCB
16.02	JPMCB
16.03	JPMCB
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	No	Lance T. Shaner	No	0
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	No	Chad Cooley, Russell Flicker, Jonathan Rosenfeld, Bernard Michael	No	116,939
25.01	JPMCB
25.02	JPMCB
25.03	JPMCB
26	JPMCB	GREF 111 South Jackson, LP	No	RREEF Spezial Invest GmbH	No	0
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	No	Chaim Treibatch, Lawrence Kuppin	No	1,477
28	JPMCB	Altamonte Springs Lodging LLC	No	Hiren Desai	No	13,226
32	JPMCB	770 South Post Oak, Inc.	No	Transcontinental Realty Investors, Inc.	No	1,546
38	JPMCB	PC Brookfield, LLC	No	Jeffrey D. Burningham, Jeffrey C. Danley, James D. Dunn	No	4,872
44	JPMCB	WVII, L.P.	No	The Katbird Company, L.P., Henry S. Miller, III, Robert W. Bagwell	No	304
45	JPMCB	CTB L.L.C.	No	W. Henry Grosvenor, J. Martin Regan Jr.	No	256,899
48	JPMCB	FSC DOM Odenton MD, LLC	No	Four Springs Capital Trust, Four Springs Capital Trust Operating Partnership, L.P.	No	0
50	JPMCB	Savoy Bossier City Hotels, LLC	No	Iqbal Virani	No	9,756
52	JPMCB	Forest Pointe Apts., LLC	No	Blevins Family Properties, LLC, Winco L.L.C.	No	360,000
57	JPMCB	H.J. Associates, Ltd.	No	Paul B. Reisman	No	9,111
62	JPMCB	Interlaken Inn Associates, Ltd.	No	Paul B. Reisman	No	9,257

EXH. A-10

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

UPFRONT ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Other Reserve
1	JPMCB	HPT New Orleans OSS, LLC	11,357,584	0	53,000	1,084,980	0	29,061,140
2	JPMCB	BRE/Pearlridge, LLC	0	0	0	0	0	4,802,738
3	JPMCB	HPT Sunbelt Portfolio, LLC	4,914,730	250,000	6,100,000	1,783,162	0	3,464,019
3.01	JPMCB
3.02	JPMCB
3.03	JPMCB
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	0	0	0	0	0	0
4.01	JPMCB
4.02	JPMCB
4.03	JPMCB
4.04	JPMCB
4.05	JPMCB
4.06	JPMCB
4.07	JPMCB
4.08	JPMCB
4.09	JPMCB
4.10	JPMCB
4.11	JPMCB
4.12	JPMCB
4.13	JPMCB
4.14	JPMCB
4.15	JPMCB
4.16	JPMCB
4.17	JPMCB
4.18	JPMCB
4.19	JPMCB
4.20	JPMCB
4.21	JPMCB
4.22	JPMCB
4.23	JPMCB
4.24	JPMCB
4.25	JPMCB
4.26	JPMCB
4.27	JPMCB
4.28	JPMCB
4.29	JPMCB
4.30	JPMCB
4.31	JPMCB
4.32	JPMCB
4.33	JPMCB
4.34	JPMCB
4.35	JPMCB
4.36	JPMCB
4.37	JPMCB
4.38	JPMCB
4.39	JPMCB
4.40	JPMCB
4.41	JPMCB
4.42	JPMCB
4.43	JPMCB
4.44	JPMCB
4.45	JPMCB
4.46	JPMCB
4.47	JPMCB
4.48	JPMCB
4.49	JPMCB

EXH. A-11

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

			UPFRONT ESCROW

Loan ID #	Originator/Loan Seller	Mortgagor Name	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Other Reserve
4.50	JPMCB
4.51	JPMCB
4.52	JPMCB
4.53	JPMCB
4.54	JPMCB
4.55	JPMCB
4.56	JPMCB
4.57	JPMCB
4.58	JPMCB
5	JPMCB	400 Kelby Associates, L.P.	0	0	44,819	262,000	0	310,255
6	JPMCB	Castleton Park Indianapolis LP	312,500	0	2,500,000	339,230	0	1,175,347
7	JPMCB	4520 East West, LLC	0	0	1,500,000	544,442	0	696,944
8	JPMCB	BVK 55 West 125th Street, LLC	0	0	0	0	0	900,728
10	JPMCB	CP Pembroke Pines, LLC	0	0	13,787	647,334	0	2,500,000
11	JPMCB	SDQ Fee, LLC	0	0	0	0	0	2,385,433
12	JPMCB	BRI 1850 Houston OCC, LLC	160,501	0	62,500	954,924	0	6,465,403
13	JPMCB	BVK 215 West 125th Street, LLC	0	0	0	0	0	272,105
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	0	0	1,000,000	307,062	0	795,206
14.01	JPMCB
14.02	JPMCB
14.03	JPMCB
14.04	JPMCB
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	250,000	250,000	750,000	571,682	0	43,113
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	43,750	180,000	0	325,943	0	3,693,030
16.01	JPMCB
16.02	JPMCB
16.03	JPMCB
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	57,530	0	0	267,171	101,105	2,925
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	70,725	0	0	375,291	0	1,515,449
25.01	JPMCB
25.02	JPMCB
25.03	JPMCB
26	JPMCB	GREF 111 South Jackson, LP	0	0	0	0	0	1,637,953
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	0	0	5,495	61,745	0	0
28	JPMCB	Altamonte Springs Lodging LLC	0	0	0	108,035	0	0
32	JPMCB	770 South Post Oak, Inc.	0	0	250,000	158,750	0	0
38	JPMCB	PC Brookfield, LLC	0	0	0	85,417	0	0
44	JPMCB	WVII, L.P.	0	0	1,669	115,375	0	0
45	JPMCB	CTB L.L.C.	76,250	0	0	41,048	12,330	25,000
48	JPMCB	FSC DOM Odenton MD, LLC	0	0	0	0	0	0
50	JPMCB	Savoy Bossier City Hotels, LLC	0	0	0	38,058	4,616	1,713,515
52	JPMCB	Forest Pointe Apts., LLC	0	0	0	71,187	7,965	0
57	JPMCB	H.J. Associates, Ltd.	0	0	0	71,383	8,413	0
62	JPMCB	Interlaken Inn Associates, Ltd.	0	0	0	23,938	55,725	0

EXH. A-12

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

PERIODIC ESCROW

Grace Period
Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Other Reserve	(Late Payment)	Cash-Management Account or Lockbox In-place
1	JPMCB	HPT New Orleans OSS, LLC	21,200	0	53,000	155,000	Springing	0	0	Yes
2	JPMCB	BRE/Pearlridge, LLC	Springing	0	Springing	Springing	Springing	Springing	5	Yes
3	JPMCB	HPT Sunbelt Portfolio, LLC	22,100	0	143,600	240,800	Springing	0	0	Yes
3.01	JPMCB
3.02	JPMCB
3.03	JPMCB
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	Springing	0	0	Springing	Springing	0	0	Yes
4.01	JPMCB
4.02	JPMCB
4.03	JPMCB
4.04	JPMCB
4.05	JPMCB
4.06	JPMCB
4.07	JPMCB
4.08	JPMCB
4.09	JPMCB
4.10	JPMCB
4.11	JPMCB
4.12	JPMCB
4.13	JPMCB
4.14	JPMCB
4.15	JPMCB
4.16	JPMCB
4.17	JPMCB
4.18	JPMCB
4.19	JPMCB
4.20	JPMCB
4.21	JPMCB
4.22	JPMCB
4.23	JPMCB
4.24	JPMCB
4.25	JPMCB
4.26	JPMCB
4.27	JPMCB
4.28	JPMCB
4.29	JPMCB
4.30	JPMCB
4.31	JPMCB
4.32	JPMCB
4.33	JPMCB
4.34	JPMCB
4.35	JPMCB
4.36	JPMCB
4.37	JPMCB
4.38	JPMCB
4.39	JPMCB
4.40	JPMCB
4.41	JPMCB
4.42	JPMCB
4.43	JPMCB
4.44	JPMCB
4.45	JPMCB
4.46	JPMCB
4.47	JPMCB
4.48	JPMCB
4.49	JPMCB

EXH. A-13

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

			PERIODIC ESCROW

									Grace Period
Loan ID #	Originator/Loan Seller	Mortgagor Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Other Reserve	(Late Payment)	Cash-Management Account or Lockbox In-place
4.50	JPMCB
4.51	JPMCB
4.52	JPMCB
4.53	JPMCB
4.54	JPMCB
4.55	JPMCB
4.56	JPMCB
4.57	JPMCB
4.58	JPMCB
5	JPMCB	400 Kelby Associates, L.P.	5,122	0	44,819	86,738	Springing	0	0	Yes
6	JPMCB	Castleton Park Indianapolis LP	18,243	0	57,008	104,566	Springing	0	0	Yes
7	JPMCB	4520 East West, LLC	2,908	0	Springing	54,445	Springing	0	0	Yes
8	JPMCB	BVK 55 West 125th Street, LLC	Springing	0	Springing	Springing	Springing	0	0	Yes
10	JPMCB	CP Pembroke Pines, LLC	5,147	0	13,787	80,917	Springing	Springing	0	Yes
11	JPMCB	SDQ Fee, LLC	Springing	0	Springing	Springing	Springing	0	5	Yes
12	JPMCB	BRI 1850 Houston OCC, LLC	10,036	0	62,500	318,308	Springing	Springing	0	Yes
13	JPMCB	BVK 215 West 125th Street, LLC	Springing	0	Springing	Springing	Springing	35,202	0	Yes
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	Springing	0	Springing	34,118	Springing	0	0	Yes
14.01	JPMCB
14.02	JPMCB
14.03	JPMCB
14.04	JPMCB
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	5,410	0	40,600	52,400	Springing	0	15	Yes
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	18,665	0	0	60,887	Springing	Springing	0	Yes
16.01	JPMCB
16.02	JPMCB
16.03	JPMCB
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	4% of Gross Revenues	0	0	30,400	16,851	2,925	0	Yes
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	4% of Gross Revenues	0	0	78,882	Springing	Springing	0	Yes
25.01	JPMCB
25.02	JPMCB
25.03	JPMCB
26	JPMCB	GREF 111 South Jackson, LP	Springing	0	Springing	Springing	Springing	0	0	Yes
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	1,477	0	5,495	12,400	Springing	0	0	No
28	JPMCB	Altamonte Springs Lodging LLC	4% of Gross Revenues	0	0	12,004	Springing	Springing	0	No
32	JPMCB	770 South Post Oak, Inc.	1,546	0	9,660	22,679	Springing	0	0	Yes
38	JPMCB	PC Brookfield, LLC	4,872	0	0	17,083	Springing	0	0	No
44	JPMCB	WVII, L.P.	304	0	1,669	11,537	Springing	0	0	No
45	JPMCB	CTB L.L.C.	2,800	0	0	10,262	3,082	0	0	Yes
48	JPMCB	FSC DOM Odenton MD, LLC	0	0	0	Springing	Springing	0	0	Yes
50	JPMCB	Savoy Bossier City Hotels, LLC	4% of Gross Revenues	0	0	6,343	4,616	0	0	Yes
52	JPMCB	Forest Pointe Apts., LLC	2,500	0	0	10,170	2,655	0	0	Yes
57	JPMCB	H.J. Associates, Ltd.	4% of Gross Revenues	0	0	14,277	4,207	Springing	0	No
62	JPMCB	Interlaken Inn Associates, Ltd.	4% of Gross Revenues	0	0	5,984	6,966	Springing	0	No

EXH. A-14

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	General Property Type	Defeasance Permitted	Final Maturity Date
1	JPMCB	HPT New Orleans OSS, LLC	Office	No
2	JPMCB	BRE/Pearlridge, LLC	Retail	Yes
3	JPMCB	HPT Sunbelt Portfolio, LLC	Office	No
3.01	JPMCB		Office
3.02	JPMCB		Office
3.03	JPMCB		Office
4	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	Retail	No
4.01	JPMCB		Retail
4.02	JPMCB		Retail
4.03	JPMCB		Retail
4.04	JPMCB		Retail
4.05	JPMCB		Retail
4.06	JPMCB		Retail
4.07	JPMCB		Retail
4.08	JPMCB		Retail
4.09	JPMCB		Retail
4.10	JPMCB		Retail
4.11	JPMCB		Retail
4.12	JPMCB		Retail
4.13	JPMCB		Retail
4.14	JPMCB		Retail
4.15	JPMCB		Retail
4.16	JPMCB		Retail
4.17	JPMCB		Retail
4.18	JPMCB		Retail
4.19	JPMCB		Retail
4.20	JPMCB		Retail
4.21	JPMCB		Retail
4.22	JPMCB		Retail
4.23	JPMCB		Retail
4.24	JPMCB		Retail
4.25	JPMCB		Retail
4.26	JPMCB		Retail
4.27	JPMCB		Retail
4.28	JPMCB		Retail
4.29	JPMCB		Retail
4.30	JPMCB		Retail
4.31	JPMCB		Retail
4.32	JPMCB		Retail
4.33	JPMCB		Retail
4.34	JPMCB		Retail
4.35	JPMCB		Retail
4.36	JPMCB		Retail
4.37	JPMCB		Retail
4.38	JPMCB		Retail
4.39	JPMCB		Retail
4.40	JPMCB		Retail
4.41	JPMCB		Retail
4.42	JPMCB		Retail
4.43	JPMCB		Retail
4.44	JPMCB		Retail
4.45	JPMCB		Retail
4.46	JPMCB		Retail
4.47	JPMCB		Retail
4.48	JPMCB		Retail
4.49	JPMCB		Retail

EXH. A-15

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C30 - JPMCB

Loan ID #	Originator/Loan Seller	Mortgagor Name	General Property Type	Defeasance Permitted	Final Maturity Date
4.50	JPMCB		Retail
4.51	JPMCB		Retail
4.52	JPMCB		Retail
4.53	JPMCB		Retail
4.54	JPMCB		Retail
4.55	JPMCB		Retail
4.56	JPMCB		Retail
4.57	JPMCB		Retail
4.58	JPMCB		Retail
5	JPMCB	400 Kelby Associates, L.P.	Office	Yes
6	JPMCB	Castleton Park Indianapolis LP	Office	Yes
7	JPMCB	4520 East West, LLC	Office	Yes
8	JPMCB	BVK 55 West 125th Street, LLC	Office	No
10	JPMCB	CP Pembroke Pines, LLC	Retail	Yes
11	JPMCB	SDQ Fee, LLC	Mixed Use	Yes
12	JPMCB	BRI 1850 Houston OCC, LLC	Office	No
13	JPMCB	BVK 215 West 125th Street, LLC	Office	No
14	JPMCB	Albany Road-Ashwood LLC, Albany Road-Long Wharf LLC	Various	No
14.01	JPMCB		Office
14.02	JPMCB		Industrial
14.03	JPMCB		Industrial
14.04	JPMCB		Mixed Use
15	JPMCB	Hertz Greensboro 300 North Greene, LLC	Office	No
16	JPMCB	Colonie Apartments Property, LLC, Hillcrest/Oakwood Property, LLC, Southgate Apartments, LLC	Multifamily	No
16.01	JPMCB		Multifamily
16.02	JPMCB		Multifamily
16.03	JPMCB		Multifamily
23	JPMCB	Shaner Pittsburgh Hotel Limited Partnership	Hotel	Yes
25	JPMCB	AWH-BP Annapolis Hotel, LLC, AWH-BP Grand Rapids Hotel, LLC, AWH-BP Jackson Hotel, LLC	Hotel	No
25.01	JPMCB		Hotel
25.02	JPMCB		Hotel
25.03	JPMCB		Hotel
26	JPMCB	GREF 111 South Jackson, LP	Office	No	01/31/26
27	JPMCB	EXPO-CT, LLC, EXPO-BACH, LLC, EXPO-OPHIR, LLC	Retail	Yes
28	JPMCB	Altamonte Springs Lodging LLC	Hotel	No
32	JPMCB	770 South Post Oak, Inc.	Office	No
38	JPMCB	PC Brookfield, LLC	Multifamily	Yes
44	JPMCB	WVII, L.P.	Retail	Yes
45	JPMCB	CTB L.L.C.	Multifamily	No
48	JPMCB	FSC DOM Odenton MD, LLC	Industrial	No
50	JPMCB	Savoy Bossier City Hotels, LLC	Hotel	No
52	JPMCB	Forest Pointe Apts., LLC	Multifamily	No
57	JPMCB	H.J. Associates, Ltd.	Hotel	No
62	JPMCB	Interlaken Inn Associates, Ltd.	Hotel	No

EXH. A-16

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.           Complete Servicing File. All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

2.           Whole Loan; Ownership of Mortgage Loans. Except with respect to each Serviced Mortgage Loan, each Mortgage Loan is a whole loan and not an interest in a Mortgage Loan. Each Mortgage Loan is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan evidenced by a senior note. Immediately prior to the sale, transfer and assignment to depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than with respect to Serviced Mortgage Loans) or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller). The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller).

3.           Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

B-1

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.           Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

5.           Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

6.           Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since June 26, 2015.

7.           Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases from the Seller constitutes a legal, valid and binding endorsement or assignment from the Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist

B-2

which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in clause (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

At the time of the assignment of the Mortgage Loans to the Depositor, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Depositor free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller).

8.           Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, provided that none of which items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they

B-3

become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.           Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor.

10.         Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

11.         Financing Statements. Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

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12.         Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

13.         Taxes and Assessments. As of the date of origination and as of the Closing Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

14.         Condemnation. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

15.         Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or

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enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

16.         Escrow Deposits. All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Seller to depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.         No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund prior to the Cut-off Date.

18.         Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all-risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

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Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained during restoration.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the Improvements and personalty and fixtures owned by the mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the PML or the equivalent.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the

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payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

19.         Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

20.         No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy, (b) no improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy and (c) no improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

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21.         No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

22.         REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan or Whole Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan or Whole Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.         Compliance. The terms of the Mortgage Loan documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

24.         Authorized to do Business. To the extent required under applicable law, as of the Closing Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

25.         Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves

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and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid.

26.         Local Law Compliance. To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

27.         Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.         Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be

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affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of insurance proceeds or condemnation awards or of rents following an event of default, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

29.         Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in paragraph (34) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan or Whole Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to

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pay down the principal balance of the Mortgage Loan or Whole Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, may not be required to apply such an amount to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or Whole Loan.

In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions.

30.         Financial Reporting and Rent Rolls. Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

31.         Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

32.         Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan

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documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 in this Exhibit B, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any companion interest of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the mortgagee relative to such transfer or encumbrance.

33.         Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

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34.         Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 115% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to deliver an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.         Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.         Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(A)         The ground lease or a memorandum regarding such ground lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The ground lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or

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assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller’s knowledge, no material change in the terms of the ground lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)         The lessor under such ground lease has agreed in a writing included in the related Mortgage File (or in such ground lease) that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

(C)         The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)         The ground lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)         The ground lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the ground lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)         The Seller has not received any written notice of default under or notice of termination of such ground lease. To the Seller’s knowledge, there is no default under such ground lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease. Such ground lease is in full force and effect as of the Closing Date;

(G)         The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)         A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings) to cure any default under the ground lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the ground lease;

(I)          The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

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(J)          Under the terms of the ground lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)         In the case of a total or substantial taking or loss, under the terms of the ground lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)         Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

37.          Servicing. The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

38.          ARD Loans. Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than five years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan’s interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the excess cash flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all excess cash flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan’s Anticipated Repayment Date. No ARD Loan provides that the property manager for the related

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Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

39.          Rent Rolls; Operating Histories. The Seller has obtained a rent roll (the “Certified Rent Roll(s)”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

40.          No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Closing Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.          Bankruptcy. In respect of each Mortgage Loan, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

42.          Organization of Mortgagor. The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for at least 10 years regarding

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any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years. ((1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.          Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by environmental laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all environmental laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable environmental laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with environmental laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with

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assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (i) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable environmental laws, (ii) Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

44.          Lease Estoppels. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as

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with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.          Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.          Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.          Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan that is outside the Mortgage Pool.

48.          Advance of Funds by the Seller. No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

49.          Compliance with Anti-Money Laundering Laws. The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

50.          Litigation. Whether or not a Mortgage Loan was originated by the Seller, to the Seller’s knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller’s actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller’s actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

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For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the Mortgagor.

“Servicing File.” A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

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EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
5	Marriott - Pittsburgh (Loan No. 23)	(Hospitality Provisions) – The comfort letter obtained in connection with the Mortgaged Property is not assignable by the lender to the Trust. In connection with a securitization, the franchisor will issue a replacement comfort letter in favor of the Trust, provided that the lender delivers notice to the franchisor within 90 days from the date of the lender’s assignment of the mortgage loan to the Trust and identifies the name, address, telephone number and email address for the contact person for the assignee, as well as the date of the assignment. If the securitization occurs before March 31, 2015, the replacement comfort letters will be issued in the form substantially similar to the comfort letters issued at origination of the Mortgage Loan. If the securitization occurs after March 31, 2015, the replacement comfort letters will be issued on the franchisor’s then-current form.
5	JAGR Portfolio (Loan No. 25)	(Hospitality Provisions) – The comfort letters obtained in connection with the Mortgaged Properties are assignable by the lender to the Trust, provided that the lender directly transfers the Mortgage Loan to the Trust and delivers notice to the franchisor within 30 days from the date of transfer, which notice identifies the name and notice address for the new lender.
5	Hampton Inn & Suites Orlando/Altamonte (Loan No. 28)	(Hospitality Provisions) – The comfort letter obtained in connection with the Mortgaged Property is assignable by the lender to the Trust, provided that the lender directly transfers the Mortgage Loan to the Trust and delivers notice to the franchisor within 30 days from the date of transfer, which notice identifies the name and notice address for the new lender. No comfort letter was obtained for the parcel which includes the Quality Inn, which was not given any value in the related appraisal and was excluded from underwriting.
5	Hampton Inn Shreveport (Loan No. 50)	(Hospitality Provisions) – The comfort letter obtained in connection with the Mortgaged Property is assignable by the

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
lender to the Trust, provided that the lender directly transfers the Mortgage Loan to the Trust and delivers notice to the franchisor within 30 days from the date of transfer, which notice identifies the name and notice address for the new lender.
5	Ramada Plaza (Loan No. 57)	(Hospitality Provisions) – The tri-party agreement obtained in connection with the Mortgaged Property is not assignable by the lender to the Trust. The franchisor has agreed to issue a replacement agreement with any REMIC or similar vehicle for securitization provided that the request for the new agreement is made within thirty (30) days of the assignment of the Mortgage Loan.
9	One Shell Square (Loan No. 1)	(Junior Liens) – There is a mezzanine loan in the amount of $20,000,000, which is currently held by JPMCB. In connection with the mezzanine loan, the Mortgage Loan seller and the mezzanine lender are negotiating an intercreditor agreement, a copy of which will be included in the Mortgage File.
9	Pearlridge Center (Loan No. 2)	(Junior Liens) – Future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 50.0%; (ii) a combined DSCR of at least 2.92x; (iii) a combined debt yield of at least 10.53%; and (iii) the execution of an intercreditor agreement satisfactory to the lender. Direct and indirect owners of the Mortgagor are also permitted to pledge equity interests in the Mortgagor to secure a corporate or parent level credit facility from one or more financial institutions involving multiple underlying real estate assets with no requirement for an intercreditor agreement.
9	Sunbelt Portfolio (Loan No. 3)	(Junior Liens) – There is a mezzanine loan in the amount of $21,500,000, which is currently held by JPMCB. In connection with the mezzanine loan, the Mortgage Loan seller and the mezzanine lender are negotiating an intercreditor agreement, a copy of which will be included in the Mortgage File.
9	55 West 125th Street (Loan No. 8)	(Junior Liens) – In connection with a sale of the Mortgaged Property and assumption of the Mortgage Loan, future mezzanine debt is permitted upon satisfaction of certain

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 55.7%; (ii) a combined DSCR of at least 1.30x; (iii) a combined debt yield of at least 10.63%; and (iv) the execution of an intercreditor agreement satisfactory to the lender. If the DSCR test is not satisfied, the Mortgagor may deliver cash or a letter of credit in an amount such that, if applied to the Mortgage Loan, the DSCR test will be satisfied.
9	Boulevard Square (Loan No. 10)	(Junior Liens) – Future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 80.0%; (ii) a combined DSCR of at least 1.25x; (iii) a combined maximum debt yield of 9.5%; and (iv) the execution of an intercreditor agreement satisfactory to the lender.
9	Scottsdale Quarter (Loan No. 11)	(Junior Liens) – Future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 44.7%; (ii) a combined DSCR of at least 2.48x; (iii) a combined debt yield of at least 8.96%; and (iii) the execution of an intercreditor agreement satisfactory to the lender. Direct and indirect owners of the Mortgagor are also permitted to pledge equity interests in the Mortgagor to secure a corporate or parent level credit facility from one or more financial institutions involving multiple underlying real estate assets with no requirement for an intercreditor agreement.
9	One City Centre (Loan No. 12)	(Junior Liens) – In connection with a bona fide sale of the Mortgaged Property, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 70.0%; (ii) a combined DSCR of at least 1.55x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.
9	215 West 125th Street (Loan No. 13)	(Junior Liens) – In connection with a sale of the Mortgaged Property and assumption of the Mortgage Loan, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
59.0%; (ii) a combined DSCR of at least 1.75x; (iii) a combined debt yield of at least 9.39%; and (iv) the execution of an intercreditor agreement satisfactory to the lender. If the DSCR test is not satisfied, the Mortgagor may deliver cash or a letter of credit in an amount such that, if applied to the Mortgage Loan, the DSCR test will be satisfied.
9	Albany Road Georgia Portfolio (Loan No. 14)	(Junior Liens) – In connection with a bona fide sale of the Mortgaged Property to a third party, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 75.0%; (ii) a combined DSCR of at least 1.35x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.
9	300 North Greene Street (Loan No. 15)	(Junior Liens) – There is a mezzanine loan in the amount of $4,000,000, which is currently held by an affiliate of the Mortgagor. In connection with the mezzanine loan, the Mortgage Loan seller and the mezzanine lender are negotiating an intercreditor agreement, a copy of which will be included in the Mortgage File.
9	Marriott - Pittsburgh (Loan No. 23)	(Junior Liens) – There is a mezzanine loan in the amount of $7,140,000, which is currently held by JPMCB. In connection with the mezzanine loan, the Mortgage Loan seller and the mezzanine lender are negotiating an intercreditor agreement, a copy of which will be included in the related Mortgage File.
9	JAGR Portfolio (Loan No. 25)	(Junior Liens) – There is a mezzanine loan in the amount of $7,500,000, which is currently held by a third party investor. In connection with the mezzanine loan, the Mortgage Loan seller and the mezzanine lender are negotiating an intercreditor agreement, a copy of which will be included in the Mortgage File.
9	770 S Post Oak (Loan No. 32)	(Junior Liens) – In connection with a bona fide sale of the Mortgaged Property to a third party, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 75.0%; (ii) a combined DSCR of at least 1.36x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.

C-4

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
9	Brookfield Apartments (Loan No. 38)	(Junior Liens) – In connection with a bona fide sale of the Mortgaged Property to a third party, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 77.0%; (ii) a combined DSCR of at least 1.30x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.
9	10 Main Street (Loan No. 45)	(Junior Liens) – There is a subordinate mortgage loan in the amount of $3,000,000, which is secured by the Mortgaged Property and held by The City of Memphis Division of Housing and Community Development. The holder of the second mortgage loan has entered into a subordination and standstill agreement with the lender.
9	Forest Pointe (Loan No. 52)	(Junior Liens) – In connection with a bona fide sale of the Mortgaged Property to a third party, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 70.0%; (ii) a combined DSCR of at least 2.07x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.
12	Pearlridge Center (Loan No. 2)	(Condition of Property) – The Property Condition Report obtained at origination of the Mortgage Loan recommended certain immediate repairs or deferred maintenance in the amount of $855,000, which includes repairs to the roof, parking garages and piping. The Mortgagor was not required to reserve funds for such repairs, and the Mortgage Loan documents require the Mortgagor to complete all such repairs by June 1, 2016.
18	One Shell Square (Loan No. 1), Sunbelt Portfolio (Loan No. 3) and 300 North Greene Street (Loan No. 15)	(Insurance) – The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that if such syndicate consists of five (5) or more members, (A) at least sixty percent (60%) of the insurance coverage (or seventy-five percent (75%) if such syndicate consists of four (4) or fewer members) is provided by insurance companies with a claims paying ability rating of “A” or better by S&P, and (B) the remaining forty percent (40%) of the insurance coverage (or the remaining twenty-five percent (25%) if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a claims paying

C-5

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
ability rating of “BBB” or better by S&P.
18	Pearlridge Center (Loan No. 2)

(Insurance) – The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that (A) if such syndicate consists of four (4) or fewer members, at least seventy-five percent (75%) of the insurance coverage is provided by insurance companies with a claims paying ability rating of “A” or better by S&P and “A2” by Moody’s, or (B) if such syndicate consists of five (5) or more members, at least sixty percent (60%) of the insurance coverage is provided by insurance companies with a claims paying ability of “A” or better by S&P and “A2” or better by Moody’s, with no carrier below “BBB” by S&P and “Baa2” by Moody’s.

The deductible for the all-risk special form property insurance may not exceed $500,000 (the deductible may also be higher than $500,000 if Mortgagor delivers a letter of credit for the difference between the actual deductible and the maximum deductible permitted by the Mortgage Loan documents). The amount of this deductible may be considered higher than customary.

The threshold at or above which lender has the right to hold and disburse insurance proceeds in respect of a property loss is $11,250,000 (or $5,625,000, if one or more of the key principals does not control or own at least 50% of the ownership interests in the Mortgagor), rather than five percent (5%) of the then outstanding principal amount.

18	Brunswick Portfolio (Loan No. 4)

(Insurance) – The Mortgage Loan documents allow for the commercial general liability policy with a combined limit of $1,500,000 in the aggregate and $500,000 per occurrence.

The Mortgage Loan documents allow for the tenants under the master lease to satisfy the requirements of the borrowers with respect to insurance coverage, provided that the tenants maintain coverage which meets the requirements of the Mortgage Loan documents, except that the tenants may maintain property and casualty insurance with a deductible of $250,000, commercial general liability insurance with a deductible or self-insured retention of $500,000 and a flood insurance deductible of up to 5%, subject to a $1,000,000 minimum. The amount of these deductibles may be considered higher than customary.

C-6

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
18	Parker Plaza (Loan No. 5)

(Insurance) – The related Mortgagor may maintain property all-risk insurance with a deductible that does not exceed $100,000. The amount of this deductible may be considered higher than customary.

The threshold at or above which the lender has the right to hold and disburse insurance proceeds in respect of a property loss is $2,500,000, rather than five percent (5%) of the then outstanding principal amount.

18	55 West 125th Street (Loan No. 8) and 215 West 125th Street (Loan No. 13)

(Insurance) – The related Mortgagor may maintain property all-risk insurance with a deductible that does not exceed $250,000. The amount of this deductible may be considered higher than customary.

The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that if such syndicate consists of five (5) or more members, (A) at least sixty percent (60%) of the insurance coverage (or seventy-five percent (75%) if such syndicate consists of four (4) or fewer members) is provided by insurance companies with a claims paying ability rating of “A-” (or the equivalent rating) or better by S&P, Moody’s or Fitch, and (B) the remaining forty percent (40%) of the insurance coverage (or the remaining twenty-five percent (25%) if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a claims paying ability rating of “BBB” (or the equivalent rating) or better by S&P, Moody’s or Fitch.

18	Scottsdale Quarter (Loan No. 11)

(Insurance) – The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that (A) if such syndicate consists of four (4) or fewer members, at least seventy-five percent (75%) of the insurance coverage is provided by insurance companies with a claims paying ability rating of “A” or better by S&P and “A2” by Moody’s, or (B) if such syndicate consists of five (5) or more members, at least sixty percent (60%) of the insurance coverage is provided by insurance companies with a claims paying ability of “A” or better by S&P and “A2” or better by Moody’s, with no carrier below “BBB” by S&P and “Baa2” by Moody’s.

The deductible for the all-risk special form property insurance may not exceed $500,000 (the deductible may also

C-7

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

be higher than $500,000 if Mortgagor delivers a letter of credit for the difference between the actual deductible and the maximum deductible permitted by the Mortgage Loan documents). The amount of this deductible may be considered higher than customary.

The threshold at or above which lender has the right to hold and disburse insurance proceeds in respect of a property loss is $8,250,000 (or $4,125,000, if one or more of the key principals does not control or own at least 50% of the ownership interests in the Mortgagor), rather than five percent (5%) of the then outstanding principal amount.

18	Marriott - Pittsburgh (Loan No. 23)

(Insurance) – The related Mortgagor may maintain property all-risk insurance with a deductible that does not exceed $100,000 (including flood insurance coverage under a private policy). The amounts of these deductibles may be considered higher than customary.

The related Mortgage Loan documents permit the Mortgagor to maintain general liability insurance coverage with a deductible or self-insured retention of $100,000. The amount of this deductible may be considered higher than customary.

The related Mortgagor is required to maintain flood insurance in the maximum amount of insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994 plus additional flood limits through a private flood insurance policy in an amount of not less than $15,000,000.

18	111 South Jackson (Loan No. 26)	(Insurance) – The related Mortgagor may maintain property all-risk insurance with a deductible that does not exceed $250,000 (including flood insurance coverage under a private policy). The amounts of these deductibles may be considered higher than customary.
18	Arundel Crossing VI (Loan No. 48)	(Insurance) – The sole tenant is permitted to insure the Mortgaged Property in accordance with its lease, provided that: (i) there is no event of default under the lease or the loan documents, (ii) the lease has not expired or been terminated and is in effect and the terms remain unchanged without the lender’s consent, (iii) the tenant maintains insurance on the Mortgaged Property for loss resulting from

C-8

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
perils and acts of terrorism, and (iv) the Mortgagor timely provides satisfactory evidence of all required insurance as to the Mortgaged Property. In the event that the insurance coverage provided by the tenant is ineffective upon termination of its lease or otherwise fails to satisfy the requirements of the Mortgage Loan documents (the Mortgage Loan documents approve a $250,000 property deductible and the tenant’s business income/rental loss coverage without any extended period of indemnity), then the Mortgagor is required to provide a “different in conditions” policy (or an equivalent) that insures the Mortgagor and the Mortgaged Property in accordance with the terms of the loan documents.
18	Interlaken Inn (Loan No. 62)	(Insurance) – The Mortgage Loan documents require comprehensive all risk “special form” property insurance in an amount equal to the greater of (i) $12,116,973, inclusive of any improvements on the Mortgaged Property, and (ii) the then-current outstanding principal balance of the Mortgage Loan.
18	55 West 125th Street (Loan No. 8) and 215 West 125th Street (Loan No. 13)	(Local Law Compliance) – The Mortgaged Property is legal conforming, but there are outstanding Building Department and Fire Department violations at the Mortgaged Property. The Mortgagor is required to proceed diligently to cure and discharge the violations within sixty (60) days of the origination date for certain safety violations and within six months of the origination date for other violations, subject to certain extensions if the Mortgagor is proceeding diligently to cure such violations.
26	One City Centre (Loan No. 12)	(Local Law Compliance) – The zoning report obtained at origination indicates that there are certain building code violations at the Mortgaged Property. The Mortgagor has covenanted to use commercially reasonable efforts to cure such violations, and the Mortgage Loan documents contain a non-recourse carve-out for losses incurred in connection with the open code violations.
26	Interlaken Inn (Loan No. 62)	(Local Law Compliance) – The zoning report obtained at origination indicates that the Mortgaged Property is legal non-conforming as to use. The applicable zoning code allows rebuilding after a casualty within no more than the previous non-conforming footprint and other exterior

C-9

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
dimensions, subject to town commission approval of a site plan (with supporting info showing the footprint and dimensions prior to the casualty). Laws and ordinance coverage was obtained, and the Mortgage Loan documents contain a carve-out to the Mortgagor and guarantor for any losses in the event there is a casualty and the Mortgaged Property may not be used as a hotel.
28	All JPMCB Mortgage Loans except Pearlridge Center (Loan No. 2), Brunswick Portfolio (Loan No. 4), Parker Plaza (Loan No. 5), Scottsdale Quarter (Loan No. 11) and Woodlark Fund Portfolio (Loan No. 16)	(Recourse Obligations) – The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include misappropriation.
28	Pearlridge Center (Loan No. 2) and Scottsdale Quarter (Loan No. 11)

(Recourse Obligations) – There is no carve-out regarding waste.

The carve-out for willful misconduct is limited to willful misconduct regarding the operation of the Mortgaged Property.

Conversion of prepaid rents or rents after an event of default, condemnation awards or insurance proceeds is not a carveout. Misappropriation or misapplication of such amounts is a loss carveout.

The full recourse carveout for involuntary bankruptcy filings excludes filings at the request of the lender or any servicer.

The obligations and liabilities of the related Mortgagor with respect to environmental issues will terminate and be of no further force and effect upon the payment or defeasance in full of the related Mortgage Loan if the indemnitee receives a satisfactory environmental report dated no earlier than the date the related Mortgage Loan is paid or defeased in full. The updated environmental report will be deemed to be satisfactory if such update environmental report indicates no change in any material respect from the environmental assessment obtained at origination of the Mortgage Loan.

28	Brunswick Portfolio (Loan No. 4)	(Recourse Obligations) – The carve-out for material physical waste is limited to intentional waste caused or suffered by

C-10

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

the Mortgagors.

(Recourse Obligations) – The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards contains a notice and cure period for misapplication of such amounts.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting two (2) years after the payment in full of the related Mortgage Loan, provided that at the time of such payment, the Mortgagor delivers to the lender, at Mortgagor’s and guarantor’s sole cost and expense, a Phase I environmental report with respect to each individual Mortgaged Property, which report is from an environmental consultant reasonably acceptable to the lender and the Rating Agencies, which updated environmental report discloses, as of the date of such repayment, no actual or threatened (A) non-compliance with or violation of applicable environmental laws (or permits issued pursuant to environmental laws) in connection with any individual Mortgaged Property or its operations, (B) environmental liens encumbering any individual Mortgaged Property, (C) administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in the indemnity agreement or (D) presence or release of hazardous substances in, on, above, or under any individual Mortgaged Property that has not been fully remediated in accordance with all applicable laws

28	Parker Plaza (Loan No. 5)

(Recourse Obligations) – The carve-out for material physical waste is limited to waste by the Mortgagor, its principal or any of their affiliates to the extent the Mortgaged Property generates sufficient revenue to prevent such waste.

The carve-out for failure to deliver security deposits to the lender upon a foreclosure excludes security deposits which are applied in accordance with the leases prior to the foreclosure, rather than the event of default which gives rise to the foreclosure.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting two (2) years after the payment in full of the related Mortgage Loan, provided that (i) the Mortgage Loan is paid in full on or prior

C-11

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

to the maturity date and the lender has not foreclosed or otherwise taken possession of the Mortgaged Property, and (ii) the lender receives, at the Mortgagor’s and guarantor’s expense, an updated environmental report dated within sixty (60) days of the date that the Mortgage Loan is paid in full showing, to the reasonable satisfaction of the lender, that there exists no “new” environmental matter or condition from those disclosed in the environmental report delivered at origination for which the indemnified parties are reasonably likely to require indemnification pursuant to the environmental indemnity.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include misapplication.

28	Bethesda Office Center (Loan No. 7)	(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantors with respect to environmental issues will terminate and be of no further force and effect following the repayment in full of the Mortgage Loan, provided that upon or after such repayment, the Mortgagor delivers to the lender a Phase I environmental report reasonably acceptable to the lender reflecting that the Mortgaged Property is free from hazardous substances, starting on the third (3rd) anniversary of the date that the lender received such Phase I environmental report.
28	55 West 125th Street (Loan No. 8), 215 West 125th Street (Loan No. 13) and 111 South Jackson (Loan No. 26)	(Recourse Obligations) – There is no separate carve-out guarantor, and the related Mortgagor is the sole party responsible for breaches or violations of the non-recourse carve-out provisions in the Mortgage Loan documents.
28	Boulevard Square (Loan No. 10)	(Recourse Obligations) – The carve-out for waste is limited to intentional material physical waste of the Mortgaged Property by the Mortgagor, any affiliate of the Mortgagor, or any agent of the Mortgagor acting with Mortgagor’s consent
28	One City Centre (Loan No. 12)	(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantors with respect to environmental issues will terminate and be of no further force and effect starting three (3) years after the payment in full of the related mortgage loan, provided the indemnitee shall have received, at borrower ’s and guarantor’s expense, an updated environmental report dated within ninety (90)

C-12

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
days of the requested release date showing, to the reasonable satisfaction of indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related mortgage loan documents.
28	Albany Road Georgia Portfolio (Loan No. 14)

(Recourse Obligations) – At such time that all obligations of Mortgagor and guarantor have been paid and satisfied in full and are no longer subject to reinstatement as a result of Mortgagor’s bankruptcy, insolvency or otherwise, the guarantor will have no further obligations or liability under the guaranty.

The carve-out for material physical waste is limited to intentional material physical waste.

The carve-out for failure to deliver security deposits upon a foreclosure or transfer in lieu of foreclosure excludes security deposits for which Mortgagor lacks the legal right to direct disbursement due to the filing of an involuntary bankruptcy petition against Mortgagor, so long as the bankruptcy filing did not involve the collusion, assistance or solicitation of Mortgagor or the guarantor.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting twelve (12) months after the payment in full of the related Mortgage Loan, provided (i) the Mortgage Loan is paid in full on or prior to the maturity date and the indemnitee has not foreclosed or otherwise taken possession of the Mortgaged Property, (ii) there has been no material change, between the date of the origination of the Mortgage Loan and the date the Mortgage Loan is paid in full, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, notwithstanding the fact that the related Mortgage Loan is paid in full; and (iii) the indemnitee receives, at Mortgagor’s and guarantor’s expense, an updated environmental report dated within sixty (60) days of the requested release date showing, to the reasonable satisfaction of the indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents.

C-13

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
28	Woodlark Fund Portfolio (Loan No. 16)

(Recourse Obligations) – The carve-out for material physical waste is limited to waste by (or knowingly permitted by) the Mortgagor or guarantor, and the failure to make repairs to the Mortgaged Property solely due to insufficient cash flow from the operation of the Mortgaged Property or the failure of the lender to release sufficient cash flow to make such repairs will not constitute waste.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include misapplication.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect upon satisfaction of the following conditions: (i) either (x) the related Mortgage Loan is paid in full and the indemnitee has not commenced foreclosure proceedings or otherwise taken possession of all or any portion of the Mortgaged Properties or (y) the related Mortgage Loan is partially paid in accordance with and as permitted under the related Mortgage Loan documents in connection with the release of one or more individual Mortgaged Properties from the lien of the mortgage, and the indemnitee has not commenced foreclosure proceedings or otherwise taken possession of all or any portion of such individual Mortgaged Property; (ii) there has been no material change, between the date of the origination of the Mortgage Loan and the date the Mortgage Loan is paid in full, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, notwithstanding the fact that the related Mortgage Loan is paid in full; (iii) indemnitee shall have received, at Mortgagor’s and guarantor’s expense, an updated environmental report dated within ninety (90) days of the requested release showing, to the reasonable satisfaction of indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents; and (iv) two (2) years have passed since the date that the related Mortgage Loan was paid in full, or, in the case of a partial prepayment and release in accordance with the related Mortgage Loan documents, was partially prepaid as required thereunder;

C-14

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
provided, however, that in connection with any termination of the liabilities and obligations of the Mortgagor in connection with the partial release as set forth in the related Mortgage Loan documents, such termination shall only be effective with respect to the obligations and liabilities of the Mortgagors that relate solely to the released individual Mortgaged Properties.
28	Marriott - Pittsburgh (Loan No. 23)	(Recourse Obligations) – The full recourse carve-out related to consenting or acquiescing to an involuntary bankruptcy filing has a cure period of sixty (60) days from the date of filing.
28	JAGR Portfolio (Loan No. 25)

(Recourse Obligations) – The carve-out for material physical waste is limited to the intentional acts or omissions of any Mortgagor, the liquor license holder, the guarantor or the affiliated property manager unless caused by insufficient cash flow from the Mortgaged Property or unless the same would have been prevented by sufficient cash flow from the Mortgaged Property but the lender failed to make such amounts available to the Mortgagor.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards contains a notice and cure right for misapplication of the foregoing amounts.

28	Brookfield Apartments (Loan No. 38)

(Recourse Obligations) – The failure to make repairs to the Mortgaged Property solely due to insufficient cash flow from the operation of the Mortgaged Property does not constitute waste under the Mortgage Loan documents.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting two (2) years after the payment in full of the related Mortgage Loan, provided (i) the Mortgage Loan is paid in full on or prior to the maturity date and the indemnitee has not foreclosed or otherwise taken possession of the Mortgaged Property, (ii) there has been no material change, between the date of the origination of the Mortgage Loan and the date the Mortgage Loan is paid in full, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage

C-15

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Loan documents, notwithstanding the fact that the related Mortgage Loan is paid in full; and (iii) the indemnitee receives, at Mortgagor’s and guarantor’s expense, an updated environmental report dated within sixty (60) days of the requested release date showing, to the reasonable satisfaction of the indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents.
28	Arundel Crossing VI (Loan No. 48)

(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting three (3) years after the payment in full of the related Mortgage Loan, provided that the Mortgagor and guarantor deliver to the lender a Phase I environmental assessment which does not indicate any environmental conditions relating to hazardous substances on the Mortgaged Property.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards is limited to such act by the Mortgagor, its principal or the guarantor, and does not include misappropriation.

28	Hampton Inn Shreveport (Loan No. 50)	The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards is limited to such act by the Mortgagor, its principal or the guarantor, and does not include misappropriation.
28	Ramada Plaza (Loan No. 57) and Interlaken Inn (Loan No. 62)	(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting twenty-four (24) months after the payment in full of the related Mortgage Loan, provided (i) the Mortgage Loan is paid in full on or prior to the maturity date and the indemnitee has not foreclosed or otherwise taken possession of the Mortgaged Property, (ii) there has been no material change, between the date of the origination of the Mortgage Loan and the date the Mortgage Loan is paid in full, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, notwithstanding the fact that the related

C-16

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
Mortgage Loan is paid in full; and (iii) the indemnitee receives, at Mortgagor’s and guarantor’s expense, an updated environmental report dated within sixty (60) days of the requested release date showing, to the reasonable satisfaction of the indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents.
29	Albany Road Georgia Portfolio (Loan No. 14)	(Mortgage Releases) – The Mortgagor may release the Roberts, Avalon and Vaughn Mortgaged Properties (collectively, not individually) upon the terms and conditions set forth in the related loan documents (including compliance with the REMIC requirements) with the payment of 110% of the aggregate allocated loan amounts.
29	JAGR Portfolio (Loan No. 25)	(Mortgage Releases) – The Mortgagor may release the Doubletree Annapolis Mortgaged Property upon the terms and conditions set forth in the related loan documents (including compliance with the REMIC requirements) with the payment of 110% of the allocated loan amount.
30	Brunswick Portfolio (Loan No. 4)	(Financial Reporting and Rent Rolls) – The Mortgage Loan documents provide that so long as the financial position, assets, liabilities, net worth and operating results of the Mortgagors are listed in the consolidated financial statements of the related guarantor, the Mortgagor’s annual financial statements are not required to be audited, but they must be accountant reviewed.
31	Pearlridge Center (Loan No. 2) and Scottsdale Quarter (Loan No. 11)

(Acts of Terrorism Exclusion) – If TRIA is not in effect and the insurance policies contain an exclusion for acts of terrorism, the Mortgagor is not required to pay more than two (2) times the cost of then current property insurance coverage (based on the cost to purchase a stand-alone policy and excluding the wind, flood and earthquake components of such policy) on terrorism coverage.

To the extent that Mortgagor is required to obtain a stand-alone insurance policy to cover acts of terrorism, the Mortgagor may maintain such policy with a deductible that is reasonable for similar properties in the region (provided that in no event will such deductible exceed $5,000,000). The amount of this deductible may be considered higher than customary.

C-17

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
31	Albany Road Georgia Portfolio (Loan No. 14)	(Acts of Terrorism Exclusion) – The Mortgagor is not required to pay more than two (2) times the cost of the then current property and casualty insurance policy on a stand-alone basis for terrorism coverage.
31	Marriott - Pittsburgh (Loan No. 23)	(Acts of Terrorism Exclusion) – The loan documents provide that the Mortgagor may maintain terrorism coverage with a deductible that does not exceed $100,000. The amount of this deductible may be considered higher than customary.
31	JAGR Portfolio (Loan No. 25)	(Acts of Terrorism Exclusion) – If TRIA is not in effect, Mortgagor is not required to pay more than two (2) times the cost of then current property casualty and business interruption/rent loss insurance policies (excluding the terrorism components of such policy) on terrorism coverage. The Mortgagor may also obtain terrorism coverage with a deductible of $25,000, and the amount of this deductible may be considered higher than customary.
33	JAGR Portfolio (Loan No. 25)	(Single-Purpose Entity) – Two of the Mortgagors, along with one other entity, were borrowers under the prior financing secured by the Mortgaged Properties and one other property that is not collateral for the Mortgage Loan. In connection with the prior financing, the two Mortgagors pledged their assets as collateral for the prior financing and previously commingled funds under a cash management system with the entity that is not part of the borrowing structure for the Mortgage Loan.
36	Pearlridge Center (Loan No. 2)

(Ground Leases) – The ground leases with the Kamehameha Schools allow for subleases in good faith with the intention of providing commercially reasonable rental revenue without the prior consent of the ground lessor, but any (i) any sublease or sub-ground lease which covers all of the leased area, and (ii) leases or subleases, or sub-ground leases of “pads” (i.e., sub-leases of portions of ground level areas of the leased area), for the purpose of allowing a tenant or sub-tenant to occupy or construct a freestanding building with a ground leased area in excess of 10,000 square feet are subject to the prior written consent of ground lessor, which consent may not be unreasonably withheld.

The ground lease with Territorial Savings Bank extends six (6) years beyond the maturity date of the Mortgage Loan.

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
This ground lease also does not provide that the ground lease may not be amended, modified, terminated or cancelled without the prior consent of the lender. The Territorial Savings Bank ground lease is assignable by the lender without the consent of the ground lessor, but subsequent assignments require consent. The Territorial Savings Bank ground lease does not obligate the ground lessor to enter into a new lease upon termination of the lease or rejection of the lease in bankruptcy.
38	111 South Jackson (Loan No. 26)	(ARD Loans) – The mortgage loan may not substantially fully amortize over its stated term. The maturity date of the Mortgage Loan is less than sixty (60) months following the Anticipated Repayment Date.
43	Sunbelt Portfolio (Loan No. 3)	(Environmental Conditions) – The assessment obtained at origination indicates that the Wells Fargo Tower Mortgaged Property was the site of a former on-site dry cleaner, which operated on the Mortgaged Property from 1967-1981. The assessment notes that no prior subsurface investigation has been undertaken and, accordingly, there is the potential that the dry cleaning operations impacted the Mortgaged Property. As the result of several mitigating factors noted by the consultant including, without limitation, the cessation of the dry cleaning operation in 1981 and subsequent re-development of the Mortgaged Property, the concrete surfaces at the Mortgaged Property and the fact that the Mortgaged Property is used for commercial purposes, the consultant did not recommend further action. At origination, the Mortgagor was required to reserve $250,000 in an environmental reserve to complete soil sampling through a Phase II environmental investigation and complete any recommendations as a result. The Mortgagor is required to complete all required actions by June 5, 2016. Upon completion of any recommendations, or if the Phase II report reveals no further remediation action is required, the amounts on deposit in the reserve will be released to the Mortgagor.
43	300 North Greene Street (Loan No. 15)	(Environmental Conditions) – The assessment obtained at origination indicates that the Mortgaged Property was formerly the site of a dry cleaner with two underground storage tanks, as well as a tire service facility and gasoline station. The assessment notes that no prior subsurface

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
investigation has been undertaken and, accordingly, there is the potential that the historical operations impacted the Mortgaged Property. The assessment also disclosed that the Mortgaged Property currently has a 1,000 gallon fuel tank used for an on-site generator, but no tightness testing was provided to the environmental consultant for review. As a result of the lack of documentation regarding the subsurface conditions and the tank tightness, the ESA concluded that there is the potential for environmental impacts on the Mortgaged Property. The consultant provided an estimated cost of $200,000 to remediate any issues resulting from the prior or current activities on the Mortgaged Property. At origination, the Mortgagor was required to reserve $250,000 in an environmental reserve to complete soil sampling through a Phase II environmental investigation and complete any recommendations as a result. Upon completion of any recommendations, or if the Phase II report reveals no further remediation action is required, the amounts on deposit in the reserve will be released to the Mortgagor.
43	Woodlark Fund Portfolio (Loan No. 16)	(Environmental Conditions) – The assessment obtained at origination for the Southgate Apartments Mortgaged Property recommended confirmatory radon sampling be conducted for certain units which showed elevated levels of radon. Follow-up testing resulted in a recommendation for additional testing and remediation. At origination, the Mortgagor was required to reserve $180,000 (125% of the estimated $144,000 work cost) in the required repairs reserve to complete the additional work, and the Mortgagor is required to complete all required actions by November 28, 2015.
43	Woodlark Fund Portfolio (Loan No. 16)	(Environmental Conditions) – The assessment obtained at origination for the Southgate Apartments Mortgaged Property recommended confirmatory radon sampling be conducted for certain units which showed elevated levels of radon. Follow-up testing resulted in a recommendation for additional testing and remediation. At origination, the Mortgagor was required to reserve $180,000 (125% of the estimated $144,000 work cost) in the required repairs reserve to complete the additional work, and the Mortgagor is required to complete all required actions by November 28, 2015.

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EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association (the “Company”), hereby certify as follows:

1.	I have examined the Mortgage Loan Purchase Agreement, dated as of July 28, 2015 (the “Agreement”), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and to the best of my knowledge after due inquiry, all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.	To the best of my knowledge after due inquiry, the Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3.	I have examined the information regarding the Mortgage Loans in the Free Writing Prospectus Loan Detail (as defined in the Indemnification Agreement), and the other Time of Sale Information (as defined in the Indemnification Agreement), relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Free Writing Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or in the case of the Free Writing Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in the light of the circumstances under which they were made, not misleading.

4.	I have examined the information regarding the Mortgage Loans in the Prospectus Supplement Loan Detail (as defined in the Indemnification Agreement) relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus Supplement Loan Detail, as of the date of the Prospectus or the Final Private Placement Memorandum (as defined in the Indemnification Agreement), or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in the light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement.

D-1

IN WITNESS WHEREOF, I have signed my name this 28th day of July 2015.

By:
Name:
Title:

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